 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Stewart Information Services Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STEWART INFORMATION SERVICES CORPORATION
1360 Post Oak Boulevard, Suite 100
Houston, Texas 77056
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2026
Notice is hereby given that Stewart Information Services Corporation, a Delaware corporation, will hold its 2026 Annual Meeting on Thursday, May 7, 2026, at 8:30 a.m., Central Time. This year’s Annual Meeting will be a completely virtual meeting of stockholders, conducted solely online. There is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting meetnow.global/MFYKR52 and using the 15-digit control number provided on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card which are being delivered (by postal service or e-mail) to you on or around March 25, 2026. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement. This meeting is being held for the following purposes:
(1)
To elect ten directors to the Stewart Information Services Corporation Board of Directors;

(2)
To approve an advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers;

(3)
To ratify the appointment of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2026; and

(4)
To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the Annual Meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.
The holders of record of Stewart Information Services Corporation Common Stock at the close of business on March 9, 2026, will be entitled to vote at the Annual Meeting.
As permitted by the Securities and Exchange Commission rules, the Company will furnish 2026 proxy materials over the Internet. On or around March 25, 2026, we are delivering (by postal service or e-mail) to most of our stockholders the Notice instead of a paper copy of our proxy materials, which includes the Notice of Annual Meeting, our Proxy Statement, our 2025 Annual Report and a proxy card or voting instruction form. The Notice contains instructions on how to access those documents on the Internet and how to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the proxy materials by postal service or by e-mail. If you receive a paper copy of our proxy materials, you can cast your vote by completing the enclosed proxy card and returning it in the postage-prepaid envelope provided, or by utilizing the telephone or Internet voting systems. Returning a signed proxy card or submitting a proxy over the Internet or by telephone will not affect your right to vote at the virtual Annual Meeting. Please submit your proxy promptly to avoid the expense of additional proxy solicitation.
By Order of the Board of Directors,
Elizabeth K. Giddens
Corporate Secretary
March 25, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD MAY 7, 2026
The proxy statement for the 2026 Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge at:
For registered holders: www.envisionreports.com/STC
For beneficial holders: www.edocumentview.com/STC
IMPORTANT
You are cordially invited to attend the 2026 Annual Meeting online. YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible. As an alternative to voting at the 2026 Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How You Can Vote” on page 3 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the 2026 Annual Meeting. If you are a registered holder and decide to attend the 2026 Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

STEWART INFORMATION SERVICES CORPORATION
1360 Post Oak Boulevard, Suite 100
Houston, Texas 77056
(713) 625-8100
PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2026
EXECUTIVE SUMMARY
Except as otherwise specifically noted, the “Company,” “Stewart,” “we,” “our,” “us,” and similar words in this proxy statement refer to Stewart Information Services Corporation. This proxy statement and the accompanying materials are being made available to Stewart Information Services Corporation stockholders beginning on or about March 25, 2026. This proxy statement contains information on the matters to be presented at our 2026 Annual Meeting of Stockholders to be held on May 7, 2026, to assist you in voting your shares. You should read the entire proxy statement carefully before voting. This executive summary highlights selected information throughout this proxy statement.
2026 ANNUAL MEETING INFORMATION
DATE AND TIME	PLACE	RECORD DATE
8:30 AM CT Thursday, May 7, 2026	Virtual: meetnow.global/MFYKR52	March 9, 2026
MATTERS TO BE VOTED ON AT OUR 2026 ANNUAL MEETING
Board Recommendation
Proposal 1:	Election of Directors	FOR each director
Proposal 2:	Advisory Vote on Executive Compensation (Say-on-Pay)	FOR
Proposal 3:	Ratification of the Appointment of KPMG LLP as our Independent Auditors for 2026	FOR
Stewart Information Services Corporation is furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors (the “Board” or the “Board of Directors”) of proxies for the 2026 Annual Meeting of stockholders we are holding on Thursday, May 7, 2026, at 8:30 a.m., Central Time (the “2026 Annual Meeting”), or for any adjournment(s) of that meeting.
As permitted by the Securities and Exchange Commission (“SEC”), we are providing most of our stockholders with access to our proxy materials over the Internet rather than in paper form. Accordingly, on or about March 25, 2026, we will deliver (by postal service or e-mail) to most stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials over the Internet and mail printed copies of the proxy materials to the rest of our stockholders. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials by postal delivery. Instead, the Notice instructs you on how to access and review all the important information contained in this proxy statement and our 2025 Annual Report to Stockholders. The Notice also instructs you on how to submit your proxy via the Internet. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.
Record Date; Voting Rights; and Outstanding Shares
At the close of business on March 9, 2026 (the “Record Date”), 30,502,735 shares of our Common Stock were outstanding and entitled to vote, and only the holders of record on the Record Date may vote at the 2026

Annual Meeting. A quorum will exist if a majority of Common Stock issued and outstanding and entitled to vote, are present in person or represented by proxy. We will count the shares held by each stockholder who is present in person or represented by proxy at the meeting to determine the presence of a quorum at the meeting. Virtual attendance at our 2026 Annual Meeting constitutes presence in person for purposes of a quorum at the 2026 Annual Meeting. We will count broker non-votes and abstentions as being present at the Annual Meeting for purposes of determining whether a quorum exists.
Each holder of our Common Stock will be entitled to cast one vote per share for or against each of the director nominees.
Unless there are director nominees other than those nominated by the Board of Directors, a director nominee will be elected as a director if the votes cast for his or her election exceed votes cast against his or her election. In this case, any director nominee who does not receive a majority of votes cast “FOR” his or her election would be required to tender his or her resignation following the failure to receive the required vote. For the 2026 Annual Meeting, the number of director nominees equals the number of directors to be elected, so this voting standard will apply. Pursuant to the Company’s By-Laws, if the Secretary of the Company had determined that the number of director nominees exceeded the number of directors to be elected as of the date seven days prior to the scheduled mail date of this proxy statement, a plurality voting standard would apply and a director nominee receiving a plurality of votes cast would be elected as a director. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. For the purpose of electing directors, broker non-votes and abstentions are not treated as a vote cast affirmatively or negatively and therefore will not affect the outcome of the election of directors. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” each of the director nominees proposed by the Company.
Our stockholders will vote on the approval of the advisory resolution regarding the compensation of our named executive officers. Approval of this proposal requires the affirmative vote of the majority of the shares voted on this proposal at the 2026 Annual Meeting. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Broker non-votes and abstentions will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
Our stockholders will vote on the ratification of the appointment of KPMG LLP as our independent auditors for 2026. The ratification of this proposal requires the affirmative vote of a majority of the shares voted on this proposal at the 2026 Annual Meeting. Under New York Stock Exchange (“NYSE”) rules, the approval of our independent auditors is considered a routine matter, which means that brokerage firms may vote in their discretion on this proposal if the beneficial owners do not provide the brokerage firms with voting instructions. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for this proposal. Your shares will be voted as you specify on your proxy. If your properly executed proxy does not specify how you want your shares voted, the shares represented by your proxy will be voted “FOR” the approval of this proposal.
Whether or not you plan to attend the 2026 Annual Meeting, and whatever the number of shares you own, if you received proxy materials by mail please complete, sign, date and promptly return the enclosed proxy card. Please use the accompanying envelope, which requires no postage if mailed in the United States. You may also vote your shares by telephone or Internet by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote in person at the 2026 Annual Meeting and your shares are held of record by a broker, bank or other nominee, you must obtain a “legal” proxy issued in your name from that record holder.
If a proxy is duly granted and returned over the Internet, by telephone or by mailing a proxy card in the accompanying form, the shares represented by the proxy will be voted as directed. Unless you specify otherwise, the shares represented by your proxy will be voted (i) for the ten Board of Directors’ nominees proposed by the Company listed therein, (ii) for the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers, and (iii) for the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2026.

Recommendation of the Board of Directors
The Board of Directors recommends that you vote:
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FOR the ten nominees for director proposed by the Company (Proposal 1);

•
FOR the approval of the advisory resolution regarding the compensation of Stewart Information Services Corporation’s named executive officers (Proposal 2); and

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FOR the ratification of KPMG LLP as Stewart Information Services Corporation’s independent auditors for 2026 (Proposal 3).

Revocation of Proxies
You may revoke or change a previously delivered proxy at any time prior to its exercise at the 2026 Annual Meeting by the following methods:
•
if you voted by Internet or telephone, by subsequent voting via the Internet or by telephone;

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by voting your shares electronically during the online 2026 Annual Meeting by using the “Cast Your Vote” link on the meeting site;

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if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions; or

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mailing your request to our Secretary at Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056, specifying such revocation, so that it is received no later than 4:00 p.m. Central Time, on May 6, 2026.

How You Can Vote
If you are a record holder of your stock, you may vote by attending the 2026 Annual Meeting which is being held virtually and voting at the meeting, or you may vote by submitting a proxy. You may also submit your proxy via the Internet, by telephone or through the mail.
To vote via the Internet, follow the instructions on the Notice or go to the Internet address stated on your proxy card. To vote by telephone, call the number on your proxy card. If you receive only the Notice, you may follow the procedures outlined in the Notice, which contains instructions on how to vote via the Internet or receive a paper proxy card to vote by mail. Internet and telephone voting for Common Stock are available through 11:59 p.m. Eastern Time on May 6, 2026.
As an alternative to voting by telephone or via the Internet, you may vote by mail. If you receive only the Notice, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you receive a paper copy of the proxy materials and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. Proxy cards sent by mail, if received in time for voting and not revoked, will be voted at the Annual Meeting according to the instructions on the proxy cards. If no instructions are indicated, the shares represented by the proxy will be voted as set forth above under “Record Date; Voting Rights; and Outstanding Shares.”
If you hold your shares of our Common Stock in street name, you will receive the Notice from your broker, bank, or other nominee that includes instructions on how to vote your shares. Your broker, bank, or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of this proxy statement and proxy card by following the instructions on the Notice provided by your broker, bank, or other nominee.
Stockholders who submit a proxy via the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the Internet or by telephone need not return a proxy card or the form forwarded by your broker, bank, or other nominee by mail.

Attending the 2026 Annual Meeting
The 2026 Annual Meeting will be completely virtual, conducted solely online at meetnow.global/MFYKR52. You are entitled to participate in the 2026 Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the 2026 Annual Meeting.
You will be able to attend the 2026 Annual Meeting online and may submit your questions during the meeting by visiting meetnow.global/MFYKR52. You will also be able to vote your shares online by attending the 2026 Annual Meeting. If you encounter technical difficulties accessing the virtual Annual Meeting, please call 1-888-724-2416 for common issues and questions.
To participate in the 2026 Annual Meeting virtually, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You may also visit meetnow.global/MFYKR52 and use the 15-digit control number provided on your Notice or proxy card which were mailed to you on or around March 25, 2026 to access additional information.
The Annual Meeting will begin promptly at 8:30 a.m., Central Time. We encourage you to access the virtual meeting platform prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement.
During the meeting, registered holders will be able to submit questions by logging into the virtual platform at meetnow.global/MFYKR52 and following the instructions within.
Questions pertinent to meeting matters will be answered during the 2026 Annual Meeting. The 2026 Annual Meeting is not to be used as a forum to present personal matters, or general economic, political, or other views that are not directly related to the business of Stewart and the matters properly before the 2026 Annual Meeting, and therefore questions on such matters will not be answered.
In accordance with our By-Laws, a complete list of stockholders entitled to vote at the 2026 Annual Meeting will be available for inspection by stockholders at our headquarters during normal business hours, during the 10 days prior to the 2026 Annual Meeting.
Registering to Attend the 2026 Annual Meeting
If you were a registered stockholder as of the Record Date (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2026 Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you were a beneficial stockholder as of the Record Date, (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to attend the 2026 Annual Meeting virtually on the Internet.
To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of our Common Stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 1, 2026. You will then receive confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to meetnow.global/MFYKR52 and enter your 15-digit control number. Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to
legalproxy@computershare.com.
By mail*:
Computershare
Stewart Information Services Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

*
As stated above, you must include your email address in your request.

Cost of Solicitation
We will bear the cost of the solicitation of our proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, or by a few of our employees and officers without additional compensation and by certain officers or employees of Innisfree M&A Incorporated (“Innisfree”). We have hired Innisfree, 501 Madison Avenue, 20th Floor, New York, NY 10022 to assist us in the solicitation of proxies for a fee of $9,500 plus out-of-pocket expenses.
Questions
If you have any questions or need assistance in voting your shares, please call Innisfree at 888-750-5834.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At our 2026 Annual Meeting, our stockholders will elect ten directors, constituting the entire Board of Directors. The Chairman of the Board is elected by the Board of Directors following the annual meeting of stockholders.
Director Nominees
The following persons have been nominated by the Board of Directors for election as directors by our stockholders. The persons named in your proxy intend to vote the proxy for the election of each of these nominees, unless you specify otherwise. Although we do not believe that any of these nominees will become unavailable, if one or more should become unavailable before the 2026 Annual Meeting, your proxy will be voted for another nominee, or other nominees, selected by our Board of Directors.
Nominee	Age	Position	Since
Thomas G. Apel	65	Director and Chairman of the Board	2009
C. Allen Bradley, Jr.	74	Director	2016
Robert L. Clarke(1)	83	Director	2004
William S. Corey, Jr.	66	Director	2020
Frederick H. Eppinger, Jr.	67	Director and Chief Executive Officer	2016
Deborah J. Matz	75	Director	2020
Matthew W. Morris	54	Director	2016
Karen R. Pallotta	62	Director	2019
Manolo Sánchez	60	Director	2019
Helen Vaid	54	Director	2023

(1)
Under our Guidelines on Corporate Governance, directors are generally expected to retire at age 80. The Board may waive this age limitation in special circumstances. Following a deliberate, annual evaluation of the Board’s composition and effectiveness, including the mix of skills, experience, tenure, independence, and other characteristics the Board believes are necessary to support effective oversight, the Board, in consultation with the Nominating and Corporate Governance Committee, has decided that it is in the best interest of the Company to waive Mr. Clarke’s mandatory retirement at age 80 so that he may stand for reelection this year. In reaching this determination, the Board considered, among other factors, Mr. Clarke’s continued strong performance and engagement as a director, his extensive experience in legal, regulatory, and corporate governance matters, his demonstrated judgment in complex risk and oversight matters, his deep institutional knowledge of the Company’s regulatory history, as well as his in-depth knowledge of banking and finance, which the Board believes remain particularly relevant given the Company’s current strategic priorities and operating environment. The Board also considered its ongoing director succession planning efforts and determined that granting a waiver for Mr. Clarke this year best supports continuity of oversight while the Board continues to evaluate future refreshment opportunities. The Board reviews this waiver annually, and no assurance can be given that a waiver will be granted in future years. Mr. Clarke recused himself from all Board discussions of the waiver and abstained from the vote.

All director nominees were elected as a director at our 2025 annual meeting of stockholders.

Thomas G. Apel Director Since: 2009 Age: 65 Committees: Compensation
Mr. Apel is Chairman of the Board. He has an extensive background in technology, mortgage lending, and related real estate lending operations.

Experience:
•
Chairman of the Board of Stewart Information Services Corporation, 2014 to present

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Chief Executive Officer of Adfitech, Inc. (mortgage services), 2018 to 2024 and Chairman, 2006 to 2009

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Research Affiliate with Massachusetts Institute of Technology (focusing on business model taxonomy, corporate board effectiveness, and IT portfolio strategies), 2003 to 2019

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President of Intrepid Ideas Inc. (product development, technology evaluation, and business strategy-consulting for financial services and real estate finance companies), 2006 to present

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President and Chief Executive Officer of Centex Title and Ancillary Services, 2002 to 2005

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Director, CompSource Mutual Insurance Company, 2022 to present

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Director, Parlance Corporation, 2006 to 2025

Other Public Company Directorships: None

Qualifications:
Mr. Apel has significant knowledge and experience in the mortgage, title, insurance and technology industries, as well as in corporate management, strategy, finance and start-up businesses. His familiarity with mortgage and other real estate lending provides a valuable perspective on one of the Company’s essential customer segments.

C. Allen Bradley, Jr. Director Since: 2016 Age: 74 Committees: Nominating and Corporate Governance (Chair)
Experience:
•
Executive Chairman of Amerisafe, Inc., 2005 to 2016; Chief Executive Officer 2003 to 2015; President 2002 to 2008; and Vice President and General Counsel 1996 to 2000

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Director, National Council on Compensation Insurance, 2012 to 2016

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Executive Vice President — Operations of Mor-Tem Systems, Inc. (an independent insurance agency and claims management firm), 1994 to 1996

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State Representative, Louisiana House of Representatives, 1984 to 1992

Other Public Company Directorships:
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Tiberius Acquisition Corporation (NASDAQ: TIBR), 2018 to 2020

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Acacia Research Corporation (NASDAQ: ACTG), 2018 to 2019

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Amerisafe, Inc. (NASDAQ: AMSF), 2003 to 2016

Qualifications:
Mr. Bradley is an attorney with extensive financial, legal, and operational expertise, having served for over 26 years in corporate leadership positions. Given his comprehensive knowledge of the insurance industry and appreciation of the title industry, his contributions and insights bring substantial value to the Company.

Robert L. Clarke Director Since: 2004 Age: 83 Committees: Audit (Chair)
Experience:
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Partner, Bracewell, LLP, 1969 to 1985 and 1992 to 2017, where he founded the firm’s national and international financial services practice

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U.S. Comptroller of the Currency under Presidents Ronald Reagan and George H.W. Bush, 1985 to 1992

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Consultant to the World Bank, 1995 to 1997

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Senior Advisor to the President of the National Bank of Poland, 1992 to 2000

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Director of the Dubai Financial Services Authority, 2004 to 2015; Consultant 2015 to 2021

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Director, Mutual of Omaha Bank, 2016 to 2019

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Director, Mutual of Omaha Insurance Company, 2008 to 2016

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Rice University, Trustee, Audit Committee 2006 to 2022; Academic Affairs Committee 2006 to 2011 and 2022 to present; and Public Affairs Committee 2006 to 2022

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Trustee, Financial Services Volunteer Corps; Audit Committee (Chairman), 2008 to present

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Counsel, Southwestern Graduate School of Banking, 1995 to present

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Trustee Emeritus, Rice University, 2010 to present

Other Public Company Directorships:
•
Eagle Materials, Inc. (NYSE: EXP), 2006 to 2016

Qualifications:
Mr. Clarke is a veteran attorney and banking professional experienced in legal, regulatory, and corporate governance matters. He has extensive experience in bank ownership and operations, and expert knowledge of banking laws, regulations, and supervision, both in the U.S. and internationally. His tenure in the U.S. government, along with his in-depth knowledge of banking and finance, as well as his prior board service, provide valued expertise to the Company.

William S. Corey, Jr. Director Since: 2020 Age: 66 Committees: • Audit • Compensation
Experience:
•
Audit, Senior Relationship and National Pursuit Team Partner, and Office Managing Partner, PricewaterhouseCoopers LLP, 2002 to 2020

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Senior Advisor, Frederick Fox, 2024 to present

•
Board of Advisors, StepStone VC Diversity, L.P. (venture capital fund), 2021 to present

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Squadra Ventures (venture capital fund), Venture Advisor, 2025 to present; LP Advisory Committee, 2020 to present

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Board of Advisors, StepStone VC Global Partners, L.P. (venture capital fund), 2020 to present

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Board of Advisors, James Madison University College of Business, 2013 to 2025

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Member, Finance Committee, Corporate and Foundation Board, Atlantic General Hospital, Berlin, MD, 2023 to 2025

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Director, Fundbox, Ltd. (provides working capital loans for small businesses), 2021 to present

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Director, Port Discovery Children’s Museum, 2010 to 2024

Other Public Company Directorships:
•
GSE Systems, Inc. (NASDAQ: GVP), 2020 to 2024

Qualifications:
Mr. Corey, a certified public accountant licensed in Maryland, has over 37 years of experience in public accounting with extensive experience in auditing SEC registrants, financial reporting, complex accounting, and internal controls evaluation. For over 37 years, he audited public and large private companies and advised boards of directors and audit committees on financial reporting, internal controls, internal and external investigations, disaster recovery, regulatory reviews and cyber-attacks. Mr. Corey’s financial insights and his expertise in risk and audit matters bring added depth and strength to the Board.

Frederick H. Eppinger Director Since: 2016 Age: 67 Committees: None
Mr. Eppinger is an accomplished insurance industry veteran with more than 35 years of experience. As Chief Executive Officer, Mr. Eppinger is focused on creating opportunities that inspire growth and build off the Company’s financial strength. As Chief Executive Officer of Hanover Insurance, Mr. Eppinger led the company’s growth from its regional status to a global property/casualty carrier.

Experience:
•
Chief Executive Officer of Stewart Information Services Corporation, 2019 to present

•
President and Chief Executive Officer of The Hanover Insurance Group, Inc. (insurance and financial services industries), 2003 to 2016

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Executive Vice President of Property and Casualty Field and Service Operations at The Hartford Financial Service Group (investment and insurance company), 2001 to 2003

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Executive Vice President for Channel Point, Inc. (business-to-business technology firm for insurance companies), 2000 to 2001

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Senior Partner at McKinsey & Company, 1985 to 2000

Other Public Company Directorships:
•
Centene Corporation (NYSE: CNC), 2006 to present

•
QBE Insurance Group Limited (NASDAQ: QBEIF), January 2019 to December 2019

•
The Hanover Insurance Group, Inc. (NYSE: THG), 2003 to 2016

Qualifications:
Mr. Eppinger’s in-depth experience and understanding of the insurance industry and the Company’s business and operations qualify him to serve as director.

Deborah J. Matz Director Since: 2020 Age: 75 Committees: • Audit • Nominating and Corporate Governance
Experience:
•
Board of Advisors, Takara (a startup company that builds financial products that unlock flexibility, fairness and mobility for homeowners and lenders), 2025 to present

•
Board of Advisors of Elphi (a startup company that uses cutting edge technology to streamline the mortgage lending process), 2019 to present

•
Advisor, RenoFi (a startup that has developed a platform which enables financial institutions to make consumer home renovation loans based on the post-renovation value of the homes), 2020 to 2023

•
Director, Mutual of Omaha Bank, 2016 to 2019

•
Board Chair, National Credit Union Administration (appointed by President Barack Obama and unanimously confirmed by U.S. Senate), 2009 to 2016

•
Board Chair, National Credit Union Administration (appointed by President George W. Bush and unanimously confirmed by U.S. Senate), 2002 to 2005

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Voting Member, Financial Stability Oversight Council, 2010 to 2016

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Chair, Federal Financial Institutions Examination Council, 2011 to 2013

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Twelve years on Capitol Hill in various capacities, including Economist, Congressional Joint Economic Committee, 1977 to 1989

Other Public Company Directorships: None

Qualifications:
Ms. Matz has extensive experience in regulatory oversight and risk management. Her financial services and regulatory background and expertise bring valuable insight to Board discussions and decisions.

Matthew W. Morris Director Since: 2016 Age: 54 Committees: Cybersecurity and Operations Technology Risk (Chair)
Experience:
•
Chief Executive Officer of Stewart Information Services Corporation, 2011 to 2019 and President, 2019 to 2020

•
Founder and Chief Executive Officer of Lutroco, LLC (a private firm targeting purpose-driven strategic opportunities), 2020 to present

Other Public Company Directorships:
•
Stabilis Solutions, Inc. (NASDAQ: SLNG), 2021 to present

•
Cornerstone Strategic Value Fund, Inc. (NYSE American: CLM), 2017 to present

•
Cornerstone Total Return Fund, Inc. (NYSE American: CRF), 2017 to present

Qualifications:
As a member of the Company’s founding family, and his time in executive management with the Company, Mr. Morris has intimate knowledge of the Company’s associates, operations, legal and regulatory matters, and history. The Company benefits from his business experience, his highly respected leadership, and his extensive knowledge of the title industry.

Karen R. Pallotta Director Since: 2019 Age: 62 Committees: • Compensation (Chair) • Nominating and Corporate Governance
Experience:
•
President, KRP Advisory Services (business strategy and risk management consulting), 2012 to present

•
Retired Executive Vice President of the Single-Family Credit Guaranty Division Fannie Mae, leading Fannie Mae’s largest business segment, with direct responsibility for managing the firm’s $2.5 trillion guaranteed mortgages and overseeing all aspects of the acquisition and securitization of $50 billion in mortgages each month, 2009 to 2011

•
Served on Fannie Mae’s 8-member executive committee responsible for setting and executing the overall strategic direction of the firm, 2009 to 2011

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Progressive positions of senior leadership within Fannie Mae, encompassing leadership for risk management, product development, negotiated transactions, sales, marketing, customer technology and credit guaranty pricing, 1990 to 2009

Other Public Company Directorships:
•
Redwood Trust (NYSE: RWT), 2014 to 2019

Qualifications:
Ms. Pallotta has more than 30 years of management experience in financial services, risk management and mortgage banking. The industry knowledge she brings is a tremendous asset to Stewart as the Company focuses on growth strategies going forward.

Manolo Sánchez Director Since: 2019 Age: 60 Committees: • Audit • Cybersecurity and Operations Technology Risk • Nominating and Corporate Governance
Experience:
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Adjunct Professor, Jones Graduate School of Business at Rice University, 2018 to present

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Chairman and Chief Executive Officer, BBVA Compass Bank, 2008 to 2017

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Director, American Bankers Association, 2015 to 2017

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Director, Institute of International Bankers, 2015 to 2017

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Director, Greater Houston Partnership, 2015 to 2017

Other Public Company Directorships:
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Affirm Holdings, Inc. (NASDAQ: AFRM), 2023 to present

•
Fannie Mae (NASDAQ: FNMA), 2018 to present

•
Elevate Credit, Inc. (NYSE: ELVT), 2021 to 2023

•
OnDeck Capital, Inc. (NYSE: ONDK), 2018 to 2021

Qualifications:
In his 27-year banking career, Mr. Sánchez has held executive roles in risk management, real estate, correspondent, community, corporate and investment banking. He brings to the Stewart board more than 27 years of experience in the banking industry, working in the U.S., Mexico, France, and Spain, having served in executive roles in risk management, real estate, correspondent, community, corporate and investment banking. His global insight, as well as his in-depth knowledge of banking and finance, provide valued expertise to the Company.

Helen Vaid Director Since: 2023 Age: 54 Committees: • Audit • Compensation • Cybersecurity and Operations Technology Risk
Experience:
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Senior Entrepreneur-in-Residence, Prosus Group (a global consumer internet group and technology investor), 2025 to present

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Senior Advisor & Consulting Director, Mayfair Equity (a private equity firm), 2023 to 2025

•
Chief Executive Officer, Foundry Brands (a brand platform that grows omni-digital brands), 2021 to 2023 and Director, 2023 to 2024

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Global Chief Customer Officer, Pizza Hut, a subsidiary of Yum! Brands, 2016 to 2021

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Web & Mobile, Walmart.com, a division of Walmart, Inc., Vice President of Digital Store Operations and Experience, 2015 to 2016; Vice President of Customer Experience, 2013 to 2015

Other Public Company Directorships:
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Abercrombie & Fitch Co. (NYSE: ANF), 2023 to present

•
Groupon, Inc. (NASDAQ: GRPN), 2020 to 2023

Qualifications:
Ms. Vaid is a seasoned executive with extensive experience in growing and scaling businesses that operate in both the digital and physical space. She has a passion for customer-centric product management and technology, as well as emerging media and digital engagement strategies that build brands online and transform the customer experience. The Company benefits from her valuable insight as well as her business, leadership, artificial intelligence and international experience.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE TEN NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE
Corporate Governance Highlights
We have:
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an independent Chairman of the Board, separate from the Chief Executive Officer role;

•
all board committees (Audit, Compensation, Nominating and Corporate Governance, and Cybersecurity and Operations Technology Risk) comprised solely of independent directors;

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a declassified board, meaning all of our directors are elected annually;

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a majority voting standard for the election of directors in uncontested elections; and

•
a single class of common stock with equal voting rights, such that one share equals one vote.

In addition, we:
•
conduct annual board and committee evaluations and biennial individual director evaluations;

•
prohibit hedging transactions and short sales by executive officers and directors; and

•
have minimum stock ownership guidelines for our executive officers and directors.

Board of Directors
We are currently managed by a Board of Directors comprised of ten members, the majority of whom are “independent” within the meaning of the listing standards of the NYSE. Assuming the election of the 2026 director slate set proposed by the Company and described above, these independent directors are: Thomas G. Apel, C. Allen Bradley, Jr., Robert L. Clarke, William S. Corey, Jr., Deborah J. Matz, Matthew W. Morris, Karen R. Pallotta, Manolo Sánchez, and Helen Vaid. The Board of Directors has determined that none of these directors has any material relationship with us or our management that would impair the independence of their judgment in carrying out their responsibilities to us. In making its independence determination with respect to Mr. Morris, the Board considered his past employment as an executive officer of the Company and concluded that sufficient time had passed since his tenure, such that it does not impair his independence.
The roles of Chairman of the Board and CEO are separate, and each role is held by a different individual. The Chairman of the Board is elected by the Board of Directors following the annual meeting of stockholders. As discussed below, the Chairman of the Board presides over the regular and any special meetings of our non-management directors. Our non-management directors meet after each regularly scheduled Board meeting.
All of our directors shall be elected at the 2026 Annual Meeting and hold office until the next annual election of directors or until his or her successor shall be chosen and shall be qualified, or until his or her death or the effective date of his or her resignation or removal for cause. Currently, the act of the majority of a quorum of the directors shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation, or the By-Laws.
The Company has a majority voting standard such that votes cast for any director must exceed the votes cast against such director in an uncontested election. The Company also requires a director who fails to receive a majority vote in an uncontested election to tender his or her resignation. Under the Company’s By-Laws, in a contested election (i.e., where the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such annual meeting of stockholders), the plurality voting standard would apply and a director nominee receiving a plurality of votes cast will be elected as a director. During 2025, the Board of Directors held seven meetings and executed seven consents in lieu of meetings. No director attended less than 75% of the aggregate of all meetings of the Board and the committees (if any) on which the director served.
The Board of Directors has adopted the Stewart Code of Business Conduct and Ethics, Guidelines on Corporate Governance, and Code of Ethics for Chief Executive Officer, Principal Financial Officer, and Principal

Accounting Officer, each of which is available on our website at stewart.com/corporate-governance and in print to any stockholder who requests it. We intend to disclose any amendment to or waiver under our Code of Ethics for Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer by posting such information on our website. In 2025, we had no such waivers. Our Guidelines on Corporate Governance and the charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Cybersecurity and Operations Technology Risk Committee are available on our website at stewart.com/corporate-governance and in print to any stockholder who requests them. Our Guidelines on Corporate Governance strongly encourage attendance in person by our directors at our annual meetings of stockholders. All of our then elected directors attended our 2025 annual meeting of stockholders.
Director Qualifications
Each of our directors is an individual of high character and integrity, with an inquiring mind, and works well with others. Each director nominee brings a unique background and set of skills to the Board, giving the Board of Directors, as a whole, competence and experience in a wide variety of areas, including insurance, real estate, technology, strategic planning, corporate governance, executive management, accounting, finance, government and international business. For information regarding the qualifications, backgrounds, and experience of our director nominees, please see each nominee’s biographical information set forth in “Proposal 1” above.
Pursuant to our Guidelines on Corporate Governance, the Board of Directors has adopted a director education policy in order to encourage our directors to periodically attend director continuing education programs. Under the policy, directors are reimbursed for attending continuing education programs consistent with their duties as directors, and we also reimburse directors for reasonable expenses incurred to attend such programs. The Company and each director are members of the National Association of Corporate Directors (“NACD”). As members of NACD, our directors have access to various educational programs, materials, and reports. In addition to encouraging director education through external programs, the Board of Directors also routinely incorporates educational topics into its meeting agendas.
Risk Oversight
The Board of Directors has ultimate responsibility for protecting value for all stakeholders. Among other things, the Board of Directors is responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, and monitoring and measuring management’s performance in implementing the strategy. The Board of Directors reviews the Company’s enterprise risk management program and receives quarterly updates. In addition, the Board of Directors works with its committees and management to effectively implement its risk oversight role.
The Audit Committee, with the assistance of management, oversees the risks associated with the integrity of our financial statements, our compliance with legal and regulatory requirements, our liquidity requirements, other exposures to financial risk, and the Company’s enterprise risk management program. The Audit Committee reviews with management, independent accountants, and internal auditors (some of which internal audit function has been outsourced to Deloitte & Touche LLP) the accounting policies, the systems of internal controls and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications. The Audit Committee, with the assistance of our legal, human resources, and compliance departments, also performs oversight of our various conduct and ethics programs and policies, including the Stewart Code of Business Conduct and Ethics, reviews these programs and policies and monitors the results of our compliance efforts. To the extent the Audit Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
Stewart and its Board of Directors recognize the importance of protecting our clients’ and partners’ privacy, confidentiality, and data integrity. As such, we continuously and methodically evaluate cyber risks, monitor how they evolve, and evaluate their impact. The Board’s oversight of cybersecurity risks occurs at both the full Board level and at the Board committee level through the Cybersecurity and Operations Technology Risk Committee. The Cybersecurity and Operations Technology Risk Committee, with the assistance of management, oversees risk associated with cybersecurity protections and procedures. The Board receives, at each regularly scheduled meeting, a risk report which includes an updated cybersecurity risk exposure assessment, a summary of existing cybersecurity controls and risk mitigations, and further planned controls and risk mitigation activities. Our Chief Information Security Officer reports quarterly to the Cybersecurity and Operations Technology Risk Committee concerning the Company’s cybersecurity program and operations. To the extent the Cybersecurity and Operations Technology Risk Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
The Nominating and Corporate Governance Committee, with the assistance of management, oversees risks associated with administering our Guidelines on Corporate Governance and is responsible for reviewing and making recommendations for selection of nominees for election as directors by our stockholders and reviewing the various governance policies affecting the Company, including the Company’s sustainability policies and practices. The Nominating and Corporate Governance Committee receives, at each regularly scheduled meeting, an update on matters relating to sustainability. To the extent the Nominating and Corporate Governance Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
The Compensation Committee, with the assistance of management, oversees risks associated with our compensation programs and policies. To the extent the Compensation Committee identifies any material risks or related issues, the risks or issues are addressed with the full Board of Directors.
Committees of the Board of Directors
For 2026, the Board of Directors will have the following committees (the “Committees”): an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and a Cybersecurity and Operations Technology Risk Committee.
Audit Committee.   The Audit Committee’s duty is to assist the Board of Directors in fulfilling its oversight responsibility of
•
the integrity of the financial statements of the Company;

•
the independent registered accountants’ qualifications, independence, and performance;

•
the Company’s system of controls over financial reporting, performance of its internal audit function and the independent registered accountants, and compliance with ethical standards adopted by the Company; and

•
the compliance by the Company with legal and regulatory requirements.

The Audit Committee has sole authority to appoint or replace our independent registered accountants. The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. For a complete list of the Audit Committee’s responsibilities, please see the Audit Committee charter adopted by our Board of Directors, which is available on our website at stewart.com/corporate-governance.
The Audit Committee currently consists of Robert L. Clarke (Chair), William S. Corey, Deborah Matz, Manolo Sánchez, and Helen Vaid, each of whom possesses the necessary levels of financial literacy required to serve. Each of the members of the Audit Committee is “independent” as defined under the listing standards of the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Board of Directors has determined that the following members of the Audit Committee meet the requirements of an “audit committee financial expert” as defined in the rules of the SEC: Robert L. Clarke, William S. Corey, Deborah Matz, Manolo Sánchez, and Helen Vaid. No member of our Audit Committee serves on the audit committees of more than three public companies. During 2025, the Audit Committee held eight regular meetings.
The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chair, Audit Committee, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056.

Nominating and Corporate Governance Committee.   It is the Nominating and Corporate Governance Committee’s duty to
•
identify individuals who may become Board members or advisory directors;

•
select or recommend director nominees for the next annual meeting of stockholders;

•
develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company;

•
provide oversight of the Company’s corporate governance;

•
oversee the evaluation of the Board of Directors, its Committees and management; and

•
review and evaluate the Company’s sustainability policies and practices.

The Nominating and Corporate Governance Committee currently consists of C. Allen Bradley, Jr. (Chair), Deborah Matz, Karen R. Pallotta, and Manolo Sánchez, each of whom is “independent” as that term is defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four meetings during 2025. For a complete list of the responsibilities of the Nominating and Corporate Governance Committee, please see our Nominating and Corporate Governance Committee’s charter, which is available on our website at stewart.com/corporate-governance.
Our Guidelines on Corporate Governance require that a majority of our Board of Directors be “independent” as that term is defined in the rules of the NYSE. As described above, a majority of our current Board of Directors is “independent” under the listing standards of the NYSE. In considering candidates for election as independent directors, our Guidelines on Corporate Governance also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:
•
Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategic or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Special expertise or experience that will benefit the growth of the Company’s business is particularly desirable.

•
Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director and, absent special circumstances approved by the Board of Directors; no director should simultaneously serve on the board of directors of more than three other entities, excluding non-public companies such as those related to personal or family business and charitable, educational or other non-profit entities. Directors are not qualified for service on the Board of Directors unless they are able to make a commitment to prepare for and attend meetings of the Board of Directors and its committees on a regular basis.

•
Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director. Directors to be nominated for election by the holders of Company Common Stock should not be chosen as representatives of a constituent group or organization; rather, each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

•
Each director is required to have equity ownership in the Company.

While the Board of Directors does not have a formal quantitative policy with respect to Board nominee diversity, the Nominating and Corporate Governance Committee of the Board of Directors considers a broad range of factors as part of the nomination process. In recommending proposed nominees to the full Board of Directors, the Nominating and Corporate Governance Committee is charged with building and maintaining a Board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating and Corporate Governance Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective, and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us. There are no minimum requirements for nomination. For further information on director qualification, see our Guidelines on Corporate Governance located at stewart.com/corporate-governance.

Pursuant to our By-Laws, the Nominating and Corporate Governance Committee will accept and consider director nominations made by stockholders. To be considered for nomination at our 2026 annual meeting of stockholders, stockholder nominations must be received by us no later than February 8, 2026, and no earlier than January 9, 2026. In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may submit such nominations in writing addressed to the Nominating and Corporate Governance Committee in care of the Secretary, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056. Any such submission should include the information required by our By-Laws, including the candidate’s name, credentials, contact information and consent to be considered as a candidate.
Compensation Committee.   It is the duty of the Compensation Committee to assist the Board of Directors in discharging its responsibilities relating to the Company’s compensation policies, the compensation of the Company’s directors, officers and senior managers, and to produce the required report on executive compensation for inclusion in the Company’s annual proxy statement. The Compensation Committee currently consists of Karen R. Pallotta (Chair), Thomas G. Apel, William S. Corey and Helen Vaid. During 2025, the Compensation Committee held five meetings and executed one consent in lieu of a meeting. Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined under the listing standards of the NYSE.
For a complete list of the responsibilities of the Compensation Committee, please see our Compensation Committee charter, which is available on our website at stewart.com/corporate-governance. The Compensation Committee’s specific duties and responsibilities include, but are not limited to, the following:
•
Establishing and monitoring the basic philosophy and policies governing the compensation of executive officers and employees or officers of the Company who are also serving as members of the Board of Directors;

•
Reviewing, evaluating, and making recommendations to the Board of Directors relating to the compensation of the Company’s non-employee directors;

•
Reviewing recommendations submitted by the CEO, then approving and submitting to the Board of Directors for formal ratification any decisions with respect to the compensation for executive officers and officers of the Company who also are serving as members of the Board of Directors. These recommendations may include base pay, incentive compensation plans, perquisites, equity-based plans and relevant metrics and target award levels;

•
Approving and submitting to the Board of Directors for formal ratification compensation decisions with respect to the compensation plan of the CEO;

•
Recommending a pay-for-performance based CEO compensation plan to the Board of Directors and overseeing administration of the plan, including evaluating the CEO’s performance in light of the goals under the plan;

•
Reviewing and approving employment agreements, severance agreements and change in control agreements with the executive officers and any employees or officers of the Company who are also serving as members of the Board of Directors;

•
Reviewing the overall compensation structure and programs for all employees (including a review of any risks to the Company that may arise from such structure or programs);

•
Approving the equity-based compensation plans of the Company; and

•
Reviewing and discussing with management the disclosures in this proxy statement’s Compensation Discussion and Analysis (the “CD&A”), making a recommendation to the Board of Directors regarding the inclusion of the CD&A in this proxy statement, and producing a Compensation Committee Report for inclusion in the Company’s proxy statement, each in accordance with the requirements of the SEC.

In addition, the Compensation Committee has the sole authority to retain and terminate any independent compensation consultant. The Compensation Committee is responsible for determining the independence of its advisors by taking into consideration all factors relevant to advisor independence, including the factors set forth in the NYSE Listed Company Manual. The Compensation Committee has authority to direct the work of the compensation consultants and establish the consultants’ fees. It may also obtain advice and assistance from other advisors it determines necessary for effective completion of its duties. The Company is required to fund (i) the Compensation Committee’s approved expenses for any independent advisors employed by the Compensation Committee, and (ii) any other reasonable expenses incurred by the Compensation Committee.
Cybersecurity and Operations Technology Risk Committee.   It is the duty of the Cybersecurity and Operations Technology Risk Committee to:
•
Review and monitor risks related to technology, information security and cybersecurity as well as the actions taken by management to mitigate such risks;

•
Review operational technology risks and industry trends and evaluate their potential impact on the Company’s business and future strategies; and

•
Assist the Board of Directors in fulfilling its oversight responsibility of the procedures relating to the Company’s cybersecurity and data oversight.

The Cybersecurity and Operations Technology Risk Committee currently consists of Matthew W. Morris (Chair), Manolo Sánchez, and Helen Vaid, each of whom is “independent” as that term is defined in the listing standards of the NYSE. In fulfilling its responsibilities, the Cybersecurity and Operations Technology Risk Committee has the authority to retain external advisors. For a complete list of the responsibilities of the Cybersecurity and Operations Technology Risk Committee, please see our Cybersecurity and Operations Technology Risk Committee charter, which is available on our website at stewart.com/corporate-governance.
Securities Trading and Investment Policy; Restrictions on Trading in Company Securities
The Company has adopted a written insider trading policy, our Securities Trading and Investment Policy, that governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees, reasonably designed to comply with all applicable laws and regulations regarding insider trading. Our Securities Trading and Investment Policy prohibits directors, officers, and employees with access to material non-public information from buying or selling Company securities while in possession of such information. The policy includes provisions for pre-clearance of trades, designated black-out periods, and reporting requirements for all insider transactions. A full copy of our Securities Trading and Investment Policy is available as Exhibit 19.1 to our Annual Report on Form 10-K.
Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our stockholders, our Securities Trading and Investment Policy, applicable to our directors, executive officers (including the Named Executive Officers (as defined herein)) and all other employees prohibits trading in options, warrants, and puts and calls related to our securities and prohibits selling our securities short, holding our securities in margin accounts or pledging our securities as collateral for a loan except under very limited circumstances. Further, our Securities Trading and Investment Policy contains an anti-hedging policy that prohibits our directors, executive officers (including the Named Executive Officers) and all other employees from entering into hedging transactions, such as zero-cost collars and forward sale contracts, that are designed to hedge or offset any decrease in the market value of Company securities.
Share Ownership Guidelines
In an effort to more closely link our non-employee directors’ financial interests with those of our stockholders, our Board established share ownership guidelines for our non-management directors. Each director is required to own an amount of Common Stock equal to a multiple of five times the stock portion of the annual director retainer. Each director has five years from initial election to acquire the required amount of Common Stock. Currently, nine of the ten directors hold shares in excess of the shares required to meet the ownership guideline. The acquisition period for the remaining director has not expired and she is progressing appropriately toward the required holdings.

Compensation Committee Interlocks and Insider Participation
During 2025, the Compensation Committee members were Karen R. Pallotta (Chair), Thomas G. Apel, William S. Corey and Helen Vaid. None of the current or former members of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Sessions of Non-Management Directors
Our non-management directors meet at regularly scheduled sessions. The Chairman of the Board presides at those sessions. Persons wishing to communicate with our non-management directors may do so by writing in care of the Chair, Audit Committee, Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056. Persons wishing to communicate with our other directors may do so by writing in care of the Secretary, Stewart Information Services Corporation, at the same address.
Sustainability Responsibility & Commitment
The Role of Sustainability in Our Journey
As we continue Stewart’s journey to becoming the Premier Title Services Company, we recognize the impact our Company has on our customers’ businesses, our employees’ lives, our industry, and the greater world community. As part of our corporate responsibility commitment, we share information about Stewart’s sustainability efforts through our website at stewart.com/sustainability. We view the efforts we share on our site as central to our path ahead. Our Sustainability Committee, with representatives from across the business, guides us in our efforts. Our Sustainability Executive Leadership Council, which is comprised of the Chief Legal Officer, the Chief Human Resources Officer and the Controller, oversees the Sustainability Committee. The Sustainability Executive Leadership Council reports to the Nominating and Corporate Governance Committee at each of its regularly scheduled meetings. Below are some of the highlights of our sustainability journey and progress made in 2025.
Sustainability: A Year in Review
For Our Employees
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Advanced our benefits strategy by strengthening access to high-quality care, and expanding family and women’s health support, reinforcing our commitment to providing best-in-class benefits for employees and their families

•
Continued investment in employee wellbeing through expanded flexible U.S. time off options and an enhanced global wellness program, offering meaningful support and choices that empower employees

•
Increased active engagement to more than 90% of our global employees with the LinkedIn Learning™ platform

•
Expanded our financial wellness offerings and enhanced our retirement programs, providing employees greater choice and financial support

•
Increased Employee Stock Purchase Plan participation, with purchasing employees up 9% and 10% across the two 2025 offering periods year over year

For Our Company
•
Used artificial intelligence to create business improvements such as our Virtual Underwriter AI Agent benefiting both employees and customers

•
Based on engagement survey feedback received from our employees, we were recognized in the USA Today Top Workplaces program as a 2025 Top Workplace and the recipient of four Culture Excellence Awards for innovation, leadership, purpose and values, and work-life flexibility

•
Recognized by Forbes as one of America’s Best Employers for Company Culture and one of America’s Best Employers for Women in 2025

◦
Named as the #1 2025 Best Employers for Women within the category of Business Services & Supplies and in the top 5% of all companies evaluated

•
Received recognition for both employees and subsidiaries including HousingWire Women of Influence, GlobeSt.’s 2025 Women of Influence, and HousingWire Tech 100 recognition for Stewart subsidiaries CloudVirga®, Informative Research, NotaryCam® and PropStream®

For Our Community & Environment
•
Expanded the reach of our Stewart Title Foundation, Inc. with aggregate donations of $1.2 million to more than 940 organizations and 119 students

•
Contributed 20,780 volunteer hours by 1,790 participating employees to support local communities around the world, representing a 32% increase year over year

•
Impacted the environment positively through digital document signings and paper recycling, resulting in over 1.3 million pounds of CO2 reduction1

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Performed over 235,000 notarizations remotely online, through our NotaryCam® subsidiary, eliminating the associated carbon emissions of vehicles traveling for those signings

Additional information regarding our governance, sustainability initiatives and progress is available through our website at stewart.com/sustainability and stewart.com/corporate-governance. The information on our website is not, and shall not, be deemed to be incorporated by reference into this Proxy Statement or any other filings with the SEC unless expressly noted in any such other filings.

1According to data provided by our vendors, Docusign® and Iron Mountain®

EXECUTIVE OFFICERS
The following table sets forth the names and positions of our executive officers as of March 9, 2026:
Frederick H. Eppinger	Chief Executive Officer
Iain M. Bryant	Group President
Elizabeth K. Giddens	Chief Legal Officer and Corporate Secretary
David C. Hisey	Chief Financial Officer and Treasurer
Emily A. Kain	Chief Human Resources Officer
Brad A. Rable	Group President
Erin E. Sheckler	Group President
Ryan M. Swed	Group President
Below is biographical information for our executive officers (except Mr. Eppinger, whose biographical information is contained on page 9):
Iain M. Bryant.   Iain M. Bryant, 40 years old, has served as Group President, responsible for Stewart’s agency operations, since 2024. He oversees Stewart’s independent title agency network of Stewart Trusted Providers™ and all products and services offered to Stewart’s agency network. Mr. Bryant also oversees Stewart Insurance, which provides insurance and risk management services to real estate and related industries. He is a member of the board of directors of Stewart Title Guaranty Company. Prior to his current role as Group President, Mr. Bryant served as a member of Stewart’s Agency Services leadership team and as District Manager for the Central U.S., overseeing 17 states, from 2022 – 2024. Mr. Bryant began his career at Stewart in 2021 after the acquisition of his company, ASK Services, of which he was principal and co-owner, from 2013 through acquisition. Today, ASK Services is a wholly owned entity of Stewart and serves as the platform to provide title production to agents nationwide. Prior to Stewart, Mr. Bryant served in business development and management roles in various industries. He also served as board member of the Michigan Land Title Association. Mr. Bryant holds a Bachelor of Arts from Cedarville University and has completed executive education at both the University of Michigan and Harvard University.
Elizabeth K. Giddens.   Elizabeth K. Giddens, 55 years old, has served as Stewart’s Chief Legal Officer and Corporate Secretary since 2023. She leads Stewart’s legal organization, overseeing underwriting, claims, litigation, corporate governance, compliance and regulatory areas for Stewart and its subsidiaries. She has applied her extensive experience to advancing Stewart’s legal functions and strategy in support of the overall business plan and strategy of the Company. Ms. Giddens is also a member of the board of directors of Stewart Title Guaranty Company and Stewart Title Company. Prior to her role as Chief Legal Officer, Ms. Giddens served as Deputy Chief Legal Officer from 2022 – 2023. Prior to joining Stewart, Ms. Giddens served as Senior Vice President, General Counsel, Chief Ethics & Compliance Officer, and Corporate Secretary for Integer Holdings Corporation from 2019 – 2021. From 2012 – 2019, she served as Senior Vice President, Deputy General Counsel, and Corporate Secretary for Mr. Cooper Group Inc. (formerly Nationstar Mortgage). Ms. Giddens has more than 25 years of legal leadership experience practicing in public companies and law firms and holds a Juris Doctor from the University of Oklahoma College of Law, a Master of Business Administration from the University of Tulsa, and a Bachelor of Arts from Trinity University. She is a member of the Texas and Oklahoma Bar Associations and is licensed to practice law in Texas and Oklahoma.
David C. Hisey.   David C. Hisey, 65 years old, has served as Chief Financial Officer (“CFO”) and Treasurer of the Company since 2017. He leads Stewart’s financial organization and strategy, overseeing financial planning and analysis, accounting, treasury and risk management functions, as well as investor relations, corporate development, real estate solutions and property management. As CFO, Mr. Hisey partners with each area of the business to help with their financial and commercial success, focusing on top-line growth and bottom-line improvement. Mr. Hisey has more than 35 years of financial leadership experience and holds a Bachelor of Business Administration magna cum laude in Accounting from James Madison University and is licensed as a Certified Public Accountant in the Commonwealth of Virginia.
Emily A. Kain.   Emily A. Kain, 43 years old, has served as Stewart’s Chief Human Resources Officer (“CHRO”) since 2020. She is responsible for the people side of the business, focusing on the development and execution of the broader human resource and talent strategies, and she also leads the marketing, corporate communications and community relations functions. Ms. Kain joined Stewart in 2014 as the manager of employee onboarding and re-engineered the hiring and onboarding processes, employee experience and employee referral program, and developed and launched the global recognition program. Upon appointment to the CHRO role, she has led the organization in the areas of talent management, organizational design and succession planning, performance management, inclusion and belonging, employee engagement, total rewards, and all aspects of HR operations transformation. Prior to joining Stewart, Ms. Kain worked in public accounting and held multiple human resources positions in both the professional services and oil and gas industries. She draws on experience from both domestic and international roles of increasing scope and responsibility and has applied her extensive experience to advancing Stewart’s HR function and strategy in support of the overall business plan and strategic direction of the organization. She holds a Bachelor of Science in Accounting from Louisiana State University and a Master of Science in Accounting, from the University of New Orleans.
Brad A. Rable.   Brad Rable, 59 years old, has served as Group President, Technology and Operations of the Company since 2022. Prior to being promoted to his current role, Mr. Rable served as Chief Information Officer of the Company from 2015 – 2022. A veteran IT leader and executive with significant experience in developing major initiatives, Mr. Rable is responsible for all areas of digital business enablement, enterprise technology solutions, enterprise operations, and related strategies. Prior to joining Stewart, Mr. Rable was an executive partner with Gartner Executive Programs. He previously served as Executive Vice President, CIO, and Chief Strategy Officer for AIG/United Guaranty, leading the technology and product development divisions, as well as the innovation team that launched the AIG Mortgage Advisory Company. Mr. Rable received a Master of Arts in computer information resource management from Webster University, Missouri, and a Bachelor of Science in management information systems from Bowling Green State University, Ohio.
Erin E. Sheckler.   Erin Sheckler, 50 years old, has served as Group President responsible for Stewart’s National Commercial Services since 2025. She also oversees the Company’s international operations and 1031 exchange entity, Asset Preservation, Inc. Prior to her current role as Group President, Ms. Sheckler served as Senior Division President within Stewart’s Direct Operations, from 2020 – 2023. Prior to joining Stewart, she served as Senior Vice President of National Commercial Services for WFG National Title Insurance from 2017 – 2020. Ms. Sheckler has more than 25 years’ experience in the title industry spanning many different areas. She holds a Bachelor of Arts from Western Washington University and a Juris Doctor, cum laude, from Seattle University School of Law. She is admitted to the bar in Washington state.
Ryan M. Swed.   Ryan M. Swed, 44 years old, has served as Group President responsible for Stewart’s Direct Operations and all business channels within Stewart’s distributed Direct locations since 2025. He also oversees the Company’s Relocation Services group. Prior to his current role as Group President, Mr. Swed served as Head of Direct Operations from 2023 – 2024, as well previously holding roles in Stewart that comprised Head of National Commercial Services from 2021 – 2023 and Group Senior Vice President of Southwest U.S. Direct Operations from 2020 – 2023. Mr. Swed began his career at Stewart in August 2020 as Group Senior Vice President, Southwest U.S. Direct Operations. Prior to joining Stewart, Mr. Swed was employed by First American Financial from 2010 – 2020, most recently serving as Managing Director for Midwest U.S. Operations. Mr. Swed holds a Bachelor of Arts from Thurgood Marshall College at University of California, San Diego in Political Science-Public Law as well as a Juris Doctor from Fowler School of Law at Chapman University.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program for 2025, including the process, objectives, and structure underlying compensation decisions made by our Compensation Committee (the “Committee”) and our Board of Directors. This CD&A is intended to be read in conjunction with the tables beginning on page 39 below, which provide detailed historical compensation information for our Named Executive Officers (“NEOs”).
For 2025, our NEOs were:
NEO	Title
Frederick H. Eppinger	Chief Executive Officer
David C. Hisey	Chief Financial Officer and Treasurer
Ryan M. Swed	Group President
Elizabeth K. Giddens	Chief Legal Officer and Corporate Secretary
Erin E. Sheckler	Group President
Executive Summary
In 2025, the residential real estate market continued to face headwinds that resulted in the second year in a row of multi-decade lows for existing homes sold and overall activity well below long-term historical levels. Mortgage rates, while moderating from prior peaks, remained elevated relative to pre-2022 levels. Despite confronting these challenges to our core operations, our financial performance in 2025 improved compared to 2024. Revenue, net income, and earnings per share increased year-over-year, reflecting disciplined expense management, operational execution, and contributions across all our core business lines. We continued to make targeted investments in technology and enterprise initiatives to enhance operational efficiency and execution, strengthen data capabilities, and improve the customer experience. We also achieved share growth in key markets, further supporting the resilience and competitive position of the business. Additionally, our stock price performance was positive, gaining 4.1% during 2025. Results for the year include:
Net Income Attributable to the Company:   $115.5M ($4.05 per diluted share) compared to $73.3M ($2.61 per diluted share) in 2024;
Total Revenues:   $2.92B compared to $2.49B in 2024;
Direct Title Revenues:   $1.6B compared to $1.02B in 2024;
Gross Agency Revenues:   $1.26B compared to $1.04B in 2024;
Return on Equity:   7.6% compared to 5.3% in 2024;
Reported Pre-Tax Margin:   5.7% compared to 4.6% in 2024; and
Stock Performance:   Share price increase of 4.1% compared to an increase of 14.9% in 2024.
2025 Pay Decisions
Although residential real estate transaction volumes showed modest improvement in Q4 2025, full year activity remained below long-term historical averages and flat compared to last year, reflecting continued affordability constraints and mortgage rates that, while easing from prior peaks, remained elevated relative to pre-2022 levels. Commercial markets were a bit more opportunistic, and the Company and industry benefited from elevated activity compared to the year prior. Within this operating environment, the Committee considered management’s continued focus on profitable growth, expense discipline, operational efficiency, and execution against strategic priorities. These efforts contributed to improved financial performance despite the stalled housing market recovery. This year-over-year improvement coupled with performance results that exceeded financial targets that were set above prior year results, led to over-target payouts in our Short-Term

Incentive Plan (“STIP”). The Committee believes that the compensation paid to the Company’s NEOs for 2025 was consistent with our long-standing track record of demonstrating a strong pay-for-performance philosophy while ensuring our compensation program aligns with shareholder interests. Other decisions made for 2025 included:
•
Focusing NEO target pay packages on variable compensation (85% for our CEO and 70% for our other NEOs), as described in the “2025 Pay Mix” section;

•
Maintaining wide performance target levels with target performance levels set above prior year results on the financial metrics in our STIP to balance uncertainty in the interest rate environment with rigorous goals; and

•
Maintaining a Long-Term Incentive Plan (“LTIP”) mix that balances performance-based awards (50%) with time-based awards (50%) to promote retention and shareholder alignment, as described in the “Long Term Incentives” section.

2025 CEO Compensation
As previously disclosed, on December 3, 2024, the Company entered into an Amended and Restated Employment Agreement with our Chief Executive Officer, Frederick H. Eppinger. This agreement extended the term of Mr. Eppinger’s prior employment contract through December 31, 2028, beyond the original expiration date of December 31, 2025. The Compensation Committee, with the assistance of its independent compensation advisor, reviewed and determined the appropriate compensation levels for Mr. Eppinger for 2025. This review included a benchmarking analysis against compensation of CEOs in the Company’s Pay Comparator Group. The Committee’s objectives in setting Mr. Eppinger’s 2025 compensation were to: (1) continue to retain and motivate him through the updated employment term given his criticality to the next phase of our company strategy, (2) provide market-competitive compensation that is commensurate with his experience and historical performance, and (3) ensure that a significant portion of his compensation is performance-based and aligned with shareholder interests. Accordingly, the Committee approved the following 2025 compensation arrangements for Mr. Eppinger:
•
A base salary of $1,100,000, as established in December 2024 and incorporated into his employment agreement;

•
An increase in his target short-term incentive award from 150% to 175% of base salary; and

•
LTI awards with a total target value of $4,400,000 comprised of 50% performance-based restricted stock units and 50% time-based restricted stock units. The structure of the awards is further described in the “Long-Term Incentives” section.

As a result of these changes, Mr. Eppinger’s total target compensation approximates the median of the Company’s Pay Comparator Group and the portion that is variable and at-risk increases from approximately 80% to 85%.
Pursuant to the terms of the agreement, Mr. Eppinger is also entitled to receive certain benefits upon the termination of his employment under certain circumstances, as further described under “Potential Payments upon Termination or Change in Control” below. For periods commencing on and after January 1, 2026, which was the expiration date of his prior Employment Agreement, in the event Mr. Eppinger’s employment is terminated due to voluntary retirement, as defined in the Company’s Executive Voluntary Retirement Plan (the “Plan”), Mr. Eppinger shall be entitled to certain benefits as provided pursuant to the Plan, which are consistent with the benefits available to our other NEOs.
Say-on-Pay Proposal
The Company holds an advisory vote on executive compensation every year. An overwhelming majority (97.7%) of the votes on our 2025 Say-on-Pay proposal were cast in favor of the proposal, an approval level similar to our 2024 result. The Committee interprets this continued strong level of support as affirmation of the overall structure of our executive compensation program and our approach to compensation decisions. As our business evolves, we are committed to the continuous improvement of our executive compensation program to ensure alignment with our strategic business priorities, to support our ability to attract, motivate and retain top executive talent, and to align executive compensation with performance.
Our Executive Compensation Practices
Below we highlight our key executive compensation practices, both the practices we have implemented to drive performance, and the practices we have not implemented because we do not believe they would serve our shareholders’ interests.
What We Do	What We Do Not Do
✓ Performance-based, “at risk” short-term and long-term compensation	× No liberal share recycling under our LTIP
✓ Heavy emphasis on variable pay	× No excise tax gross-ups on a change in control
✓ Equity ownership guidelines	× No repricing of underwater stock options
✓ Double-trigger vesting of cash severance payments and equity on a change in control	× No hedging transactions or short sales by executive officers or directors permitted
✓ Independent compensation consultant	× No significant perquisites
✓ Regular review of share utilization
✓ Claw back policy to recover wrongfully earned performance-based compensation associated with material financial misstatement
What Guides Our Program
Compensation Philosophy and Objectives
The Company’s executive compensation structure follows a “pay-for-performance” philosophy by providing a meaningful relationship between the compensation earned by our executives, the overall success of our organization, and the returns generated to our shareholders.
The overall objectives of our executive compensation program are to:
•
Attract and retain high-performing, industry-leading talent who will build and sustain our long-term success;

•
Incentivize our executives to achieve financial and strategic goals in a way that creates and sustains long-term value, balancing both risk and reward;

•
Align the interests and financial incentives of our executives with shareholders’ interests; and

•
Ensure performance-based compensation does not encourage excessive risk-taking.

Our executive compensation program is also intended to be market competitive. For 2025, the Committee approved a “total direct compensation opportunity” for each executive officer consisting of base salary, target short-term incentive compensation, and target long-term incentive compensation. The intent is for total direct compensation to be competitive among the comparator group, specifically targeting the pay comparator group median. The Committee also considers historical and individual circumstances, including tenure, experience, individual performance, retention factors, and the availability of comparable data for each position.
The Committee believes the majority of executive officer compensation should be “at-risk,” with the realized value heavily dependent upon the Company’s financial, operational, and shareholder return performance. We believe executive officers should be rewarded appropriately for their efforts when financial performance meets or exceeds established objectives. Likewise, incentive compensation may be below target or not be earned if performance does not meet established goals or thresholds. Additionally, we believe executive officers should also be evaluated on their leadership competencies and individual contributions and achievements on key non-financial Company objectives that contribute to our vision of being the Premier Title Services company. These beliefs form the foundation of our incentive compensation, which is designed to appropriately balance annual results and the Company’s sustained, multi-year success. Short-term awards are payable in cash, while long-term awards are equity-based.
Implementing the Philosophy in 2025
The primary objective of our executive compensation program is to create a strong and meaningful relationship between the compensation earned by our executive officers and the long-term sustainable success of our Company and shareholders. In 2025, the Committee continued to prioritize this alignment by maintaining widened performance ranges in the STIP to reflect the uncertainty and difficulty in forecasting future interest rates and resulting real estate market volumes. This included establishing threshold performance targets reflective of the downside risk to real estate activity as well as more rigorous maximum performance targets to minimize the risk of excessive payouts. The Committee believed this approach would maintain alignment with our pay-for-performance philosophy in a highly unpredictable environment by reducing the risk of inaccurate forecasts contributing to either excessive or overly punitive payouts. See the “2025 Performance Metrics, Goals, Results and Bonus Payouts under the STIP” section for more information.
In establishing the 2025 LTIP design, the Committee approved a balanced mix of 50% performance-based and 50% time-based stock, consistent with the prior year. This equity mix is intended to balance executive retention along with incentivizing executives’ contributions to driving long-term value creation that is aligned with shareholder interests. See the “Long-Term Incentive (LTI) Plan for 2025” section for more information.
To provide our NEOs and other executive officers with compensation that is competitive, target pay levels are generally set at the median for the pay comparator group with an opportunity to earn compensation above the median in return for exceeding performance goals and conversely respond in cases where performance goals are not achieved.
Element	Purpose
Base Salary	Provides competitive fixed compensation to our NEOs and other executive officers and is established after considering external market rates, individual performance, company performance, experience, and desired pay mix.
Short-Term Incentives	Designed to motivate our NEOs and other executive officers to achieve key annual measures of financial performance and to assess qualitative performance on key strategic objectives and demonstrated leadership competencies. Consistent with our philosophy, STIP awards are linked to metrics that our NEOs and other executive officers can directly influence and that we believe correlate strongly to positive shareholder returns.
Long-Term Incentives	LTIP grants further incentivize our NEOs and other executive officers to drive shareholder value and foster a sense of company ownership. Our LTIP’s equity-based awards and multi-year vesting schedule align NEO and other executive officer interests with those of our shareholders through the common goal of sustained stock price appreciation. Without positive stock price returns, the realized value of LTIP grants will be less than the target value at the time of grant. Alignment is also reinforced through share ownership guidelines.
Our NEOs and other executive officers are eligible for additional benefits and limited perquisites in line with market practices as well as the same health and welfare benefits available to our general employee population.
2025 Pay Mix
The core principle of our executive compensation philosophy is to pay for performance. Accordingly, our executive officer compensation program is heavily weighted toward “at-risk” variable compensation.
We have three elements of total direct compensation: base salary, short-term incentive, and long-term incentive. As illustrated in the charts below, in 2025, 85% of target total direct compensation to Mr. Eppinger, our CEO, was variable and “at-risk”, while the average mix of other NEO target total direct compensation was 70% variable and “at-risk”.
Benchmarking and Pay Comparison
When considering our compensation practices and pay levels, the Committee reviews the compensation practices and pay levels of a comparator group of companies to determine market levels. Since there are only four publicly-held title insurance companies, and two of those are substantially larger than the Company, a pay comparator group was established by the Committee that reflects companies of comparable size that share a comparable labor market. The Committee periodically reviews the composition of this group to ensure that the companies in the group are relevant for comparative purposes and that the companies in the group have executive officer positions with similar scope and responsibilities.
To identify an appropriate comparison group, the Committee and its independent compensation consultant reviewed data for potential comparators relating to revenue (generally 0.5x to 2.0x our size), market capitalization, and sector within the insurance industry. The Committee also considered business focus (such as title companies, mortgage insurance companies, property/casualty insurance companies, mortgage banking companies, reinsurance companies, and similar companies within the insurance sector) and the relevance of the company as a comparator based on a “comparator of comparators” assessment, which includes comparator companies of the other publicly-held title companies.
For 2025, the Committee approved maintaining the same comparator group that was established in 2024.
Pay Comparator Group:
Cincinnati Financial Corporation	PennyMac Financial Services, Inc.
Erie Indemnity Company	ProAssurance Corporation
First American Financial Corporation	Radian Group Inc.
Horace Mann Educators Corporation	RLI Corp.
Mercury General Corporation	Rocket Companies, Inc.
MGIC Investment Corporation	Selective Insurance Group, Inc.
Mr. Cooper Group Inc.	The Hanover Insurance Group, Inc.
Old Republic International Corporation	UWM Holdings Corporation

Elements of 2025 NEO Compensation
Base Salaries
The Company pays an annual base salary to each NEO to provide the executive officer with a fixed rate of cash compensation during the year. In establishing base salaries, the Committee considers a variety of factors including, but not limited to, leadership and operational performance as it relates to an executive officer’s level of duties and responsibilities, the executive officer’s impact on the Company’s achievement of its strategic objectives, and the executive officer’s base salary relative to the base salaries of individuals in a similar role in peer companies.
In connection with its annual review of executive officer compensation, the Committee considered each NEO’s base salary, and elected to make moderate changes to salary levels for 2025 as shown in the table below:
NEO	2024 Base Salary	2025 Base Salary	% Change
Frederick H. Eppinger	$995,885	$1,100,000	10.5%
David C. Hisey	$530,000	$546,000	3.0%
Ryan M. Swed	—	$493,000	—
Elizabeth K. Giddens	$383,500	$398,840	4.0%
Erin E. Sheckler	—	$346,500	—
Mr. Swed and Ms. Sheckler were not Executive Officers in 2024.
Short-Term Incentives
Short-Term Incentive Plan for 2025
The Committee believes short-term incentive compensation is a necessary component in providing a competitive pay opportunity. Further, we believe our short-term incentive approach should align to the Company’s overall objectives and contribute to creating shareholder value. We believe this is achieved by emphasizing financial metrics that our executive officers can directly influence and that strongly correlate to our stock performance while giving the Committee the ability to consider leadership competencies and individual contributions and achievements on key non-financial company objectives critical to our strategy and success.
Setting Target Award Opportunities
The Committee established a short-term incentive target award amount for each NEO as a percentage of base salary. This target is used at the end of the year as the base point for determining any actual award earned. The Committee sets the target award opportunities based on each NEO’s level of responsibility and ability to impact our business results, as well as relative to benchmark pay data, as outlined on page 26.
The 2025 short-term incentive target award opportunities were as follows:
NEO	Base Salary	Short-Term Incentive Target (as a % of Base Salary)	Short-Term Incentive Target ($)
Frederick H. Eppinger	$1,100,000	175%	$1,925,000
David C. Hisey	$546,000	100%	$546,000
Ryan M. Swed	$493,000	100%	$493,000
Elizabeth K. Giddens	$398,840	100%	$398,840
Erin E. Sheckler	$346,500	100%	$346,500

Mr. Eppinger’s target was increased to 175% from 150% to recognize his performance and position relative to comparator pay data.
2025 Performance Metrics, Goals, Results and Bonus Payouts under the STIP
Consistent with the previous year, the Committee maintained Pre-Tax Margin and Net Revenue as the financial metrics and an Individual Qualitative metric in our 2025 STIP. The Committee believes Pre-Tax Margin and Net Revenue, as defined below, align our NEOs’ interests with the financial objectives of the Company and are two of the most important metrics used by shareholders to evaluate the financial performance of our business. We maintain a heavier weighting on Pre-Tax Margin relative to Net Revenue because we believe it provides the best measure of our progress towards improving our operating performance and executing on strategic priorities that will drive sustainable, long-term success. Additionally, we believe this heavier weighting better aligns our STIP with our shareholders because of the strong correlation of Pre-Tax Margin with stock price returns. The Individual Qualitative metric is incorporated because we believe it further aligns our STIP to our compensation philosophy of incentivizing our executives to achieve financial and strategic goals in a way that creates and sustains long-term value, and enhances individual accountability.
For Mr. Eppinger, Mr. Hisey, Mr. Swed, Ms. Giddens, and Ms. Sheckler, short-term incentive payouts are based on the achievement of corporate and individual goals, with the relative weighting as shown in the table below. For Mr. Swed and Ms. Sheckler, business unit pre-tax margin and revenue were also included to reflect ownership of their respective operations. All NEOs other than Mr. Eppinger have a 30% weighting of the individual qualitative metric included in the short-term incentive.
NEO	Corporate Pre-Tax Margin	Corporate Net Revenue	Business Unit Pre-Tax Margin	Business Unit Net Revenue	Individual Qualitative Metric
Frederick H. Eppinger	64%	16%	—	—	20%
David C. Hisey	56%	14%	—	—	30%
Ryan M. Swed	16%	4%	25%	25%	30%
Elizabeth K. Giddens	56%	14%	—	—	30%
Erin E. Sheckler	16%	4%	25%	25%	30%
For each financial goal, the achievement of threshold performance results in a payout multiple of 50% of target, and the achievement of maximum performance results in a payout multiple of 200% of target. Performance below threshold levels results in no payout for that incentive component, and performance between threshold and maximum levels results in an interpolated payout between threshold and target, and target and maximum. Payout on the Individual Qualitative metric is capped at the higher of 1) the achievement on the financial performance metrics or 2) the target payout percentage.
We go through a rigorous process to establish performance target goals that we believe balance reasonable probability of attainment in the anticipated market environment and objective progress towards our longer-term financial goals that will benefit our shareholders, inclusive of:
•
Developing our annual financial plan in the preceding fourth quarter, considering prior year performance, industry data, key economic data and forecasts, Company strategic objectives, and long-term financial goals, with review and approval by the Company’s Board of Directors no later than the middle of the first quarter.

•
Performing a secondary review of industry forecasts in the middle of the first quarter before performance target goals and threshold and maximum performance target levels are approved in late first quarter, allowing us to consider the variability and unpredictability of forecasting future rates and real estate transaction volumes.

•
Setting target performance goals relative to prior year actual results depending upon whether industry and financial forecasts expect a more favorable or challenging market environment compared to the previous year.

•
Adjusting threshold and maximum performance target levels from target performance goals to create a range of achievement that reflects the risks and uncertainty of the anticipated business environment and aligns with overall payout opportunities that lead to strong pay-for-performance outcomes.

The target performance goals approved for Corporate Pre-Tax Margin and Corporate Net Revenue were 4.75% – 5.25% and $1,750M, respectively. These targets were set above the prior year’s results and reflected the expectations of Fannie Mae and the Mortgage Bankers Association that the housing market would continue to slowly recover based on an expected gradual decline in interest rates over the course of the year. Based on published industry data as of December 31, 2024, total mortgage originations were forecast to increase 18% from 2024 and existing and new home sales to increase 4% and 10%, respectively. The threshold and maximum performance goals for Corporate Pre-Tax Margin were set 250 basis points below the low end of the target range and 350 basis points above the high end of the target range, respectively. This created a performance achievement range of 2.25% to 8.75%. For Corporate Net Revenue, the threshold and maximum performance goals were set $350M below and $400M above the target performance goal, respectively, to create a performance achievement range of $1,400M to $2,150M. The Committee believed these performance ranges would:
•
Effectively motivate and reward NEOs and other executive officers to balance navigating a highly uncertain real estate market with creating long-term value.

•
Closely align with our pay-for-performance philosophy by reducing the impact of sharp and unexpected changes to the real estate market relative to the assumptions used to set performance target levels.

•
Create more rigor in achieving a maximum payout while reducing the risk of a demotivating outcome.

The following tables provide details on metrics used to determine short-term incentive payout, performance levels, performance results, and the actual short-term incentive payout as a percent of the target amount indicated in the table above for each NEO. Performance range numbers are rounded.
Financial Goal	Description
Corporate Pre-Tax Margin	Pre-Tax Margin is on an adjusted basis and calculated by dividing modified pre-tax profits by modified gross revenues. Modifications remove the effect of investment and other gains (losses), as well as the effects of non-recurring, unusual and/or extraordinary items as determined by the Committee.
Corporate Net Revenue	Net Revenue is on an adjusted basis and calculated by subtracting “Amounts retained by independent agencies” from modified gross revenue. Modifications remove the effect of investment and other gains (losses), as well as the effects of non-recurring, unusual and/or extraordinary items as determined by the Committee.
Corporate Financial Performance Metrics
Goal Weight	Goal	Performance Range			2025 Result	Actual Payout as a % of Target
		Minimum	Target	Maximum
80%	Corporate Pre-Tax Margin	2.25%	4.75% – 5.25%	8.75%	5.6%	110.9%
20%	Corporate Net Revenue	$1,400M	$1,750M	$2,150M	$1,868.4M	129.6%

Business Unit Financial Performance Metrics — Mr. Swed
Goal Weight	Goal	Performance Range			2025 Result	Actual Payout as a % of Target
		Minimum	Target	Maximum
50%	Business Unit Pre-Tax Margin	16.9%	21.1%	25.3%	21.3%	103.5%
50%	Business Unit Net Revenue	$453.8M	$605.1M	$756.4M	$602.4M	99.1%
Mr. Swed’s Business Unit metrics are based on Direct Operations. Business Unit Pre-Tax Margin and Business Unit Net Revenue are calculated based on aggregate results and on an adjusted basis following the same description for Corporate Pre-Tax Margin and Corporate Net Revenue, respectively.
Business Unit Financial Performance Metrics — Ms. Sheckler
Goal Weight	Goal	Performance Range			2025 Result	Actual Payout as a % of Target
		Minimum	Target	Maximum
50%	Business Unit Pre-Tax Margin	23.0%	28.7%	34.4%	35.0%	200.0%
50%	Business Unit Net Revenue	$155.9M	$207.9M	$259.9M	$274.2M	200.0%
Ms. Sheckler’s Business Unit metrics are based on National Commercial Services. Business Unit Pre-Tax Margin and Business Unit Net Revenue are calculated based on aggregate results and on an adjusted basis following the same description for Corporate Pre-Tax Margin and Corporate Net Revenue, respectively.
Individual Qualitative Metric
The Committee used the Individual Qualitative metric to consider each executive officer’s contributions towards key Company strategic objectives and demonstrated leadership competencies. The following contributions and accomplishments were considered in evaluating each NEO’s individual performance:
Frederick H. Eppinger
•
Advanced strategic growth initiatives while strengthening the Company’s operational capabilities and competitive positioning;

•
Continued to build leadership depth and succession readiness across the organization;

•
Strengthened our culture of caring and community outreach as evidenced by the continued growth in program engagement and reach; and

•
Enhanced the Company’s employee value proposition through continued investment in benefits, development opportunities, and engagement initiatives. Efforts resulted in numerous Company awards and recognition as highlighted under Sustainability: A Year in Review — For Our Company on page 18.

David C. Hisey
•
Executed strategic financial initiatives that supported growth, capital strength, and balance sheet flexibility;

•
Advanced enterprise financial systems and reporting capabilities to support scalability and insight;

•
Strengthened succession planning and leadership development within the Finance and Accounting organization; and

•
Enhanced capital, cash management, and investment frameworks — raising equity, expanding credit capacity, and improving surplus while maintaining competitive dividends.

Ryan M. Swed
•
Delivered strong operating performance within Direct Operations, outperforming broader market trends;

•
Strengthened leadership depth and organizational alignment through targeted talent development and succession initiatives;

•
Advanced operational and underwriting capabilities to support sustainable commercial growth; and

•
Enhanced compliance and risk management practices, contributing to improved operating discipline and reduced losses.

Elizabeth K. Giddens
•
Improved claims and litigation management through enhanced governance, analytics, and process optimization;

•
Strengthened leadership development and succession planning across the Legal organization;

•
Fostered greater enterprise collaboration through training, education, and cross-functional engagement; and

•
Advanced legal technology initiatives to modernize systems and support improved operational effectiveness.

Erin E. Sheckler
•
Achieved meaningful revenue growth across commercial and international operations amid a dynamic market environment;

•
Strengthened competitive positioning through targeted investments in talent, tools, and operational capabilities;

•
Drove market share expansion through focused execution against growth priorities; and

•
Restructured and refocused International operations to reduce risk exposure and support sustainable growth.

The payout on the Individual Qualitative metric for each executive is capped at the higher of 1) Achievement of Financial Performance Metrics result or 2) target payout. The maximum weighted payout that could be earned on the Individual Qualitative metric for each Named Executive Officer for 2025 is as follows:
•
Mr. Eppinger: 22.9% (114.6% Achievement of Financial Performance Metrics x 20% weighting)

•
Mr. Hisey and Ms. Giddens: 34.4% (114.6% Achievement of Financial Performance Metrics x 30% weighting)

•
Mr. Swed: 31.5% (105.1% Achievement of Financial Performance Metrics x 30% weighting)

•
Ms. Sheckler: 52.7% (175.6% Achievement of Financial Performance Metrics x 30% weighting)

The following table shows the calculation of each NEO’s actual 2025 short-term incentive bonus based on the target opportunity and total payout multiple from the results shown in the tables above. In approving the payouts in the table below, the Committee considered the strong performance of the Company compared to the prior year despite operating in a similar challenging market environment and believed that the executive officers and NEOs effectively balanced short-term disciplined cost management activities along with strategic investments that will benefit the Company and shareholders in the long term.

NEO	Short-Term Incentive Target	Financial Metrics Weighted Payout	Individual Qualitative Metric Weighted Payout	Total Payout Multiple(1)	2025 Short-Term Incentive Payout
Frederick H. Eppinger	$1,925,000	91.7%	22.9%	114.6%	$2,206,174
David C. Hisey	$546,000	80.2%	30.8%	111.0%	$606,060
Ryan M. Swed	$493,000	73.6%	31.5%	105.1%	$518,117
Elizabeth K. Giddens	$398,840	80.2%	29.8%	110.0%	$438,724
Erin E. Sheckler	$346,500	122.9%	52.7%	175.6%	$608,460

(1)
Reflects the aggregate payout multiple from the results shown in the tables above.

Long-Term Incentives
Long-Term Incentive (LTI) Plan for 2025
We believe that long-term incentives are critical to helping the Company achieve alignment of shareholder and executive officer interests by rewarding NEOs for the creation of sustained shareholder value and providing us with a means to attract, retain, and motivate the high-caliber executive officers needed to achieve our desired performance goals.
For 2025, performance-based and time-based restricted stock units each represented 50% of the total value of the award based on the grant date fair value, consistent with the weighting used in 2024. This mix is intended to balance the alignment of pay and performance by linking vesting with the achievement of performance goals and the importance of retaining key executive officers critical to executing our long-term strategy.
2025 Long-Term Awards
The Committee believes that LTI awards with multi-year vesting schedules encourage retention of key leaders and contribute to a culture of ownership. Additionally, to realize any upside from the target grant value, we need to continue to execute on key long-term strategic objectives and deliver results that drive long-term growth in our stock, which closely aligns to the interests of our shareholders and is a key objective of our executive compensation program.
In establishing the award opportunities for our NEOs, factors considered include, but are not limited to:
•
market pay comparator data;

•
the importance of the NEO’s responsibilities and expected contributions to our long-term success;

•
recognition of performance and/or changes in scope of responsibilities;

•
recruitment and retention considerations; and

•
historical compensation including performance of previous grants.

For 2025, the Committee considered these factors and approved the following awards for Mr. Eppinger, Mr. Hisey, Mr. Swed, Ms. Giddens, and Ms. Sheckler. Mr. Swed and Ms. Sheckler were not Executive Officers in 2024.
NEO	2024 Total Fair Market Value of LTI Awards	2025 Total Fair Market Value of LTI Awards	% Change
Frederick H. Eppinger	$2,489,672	$4,399,910	76.7%
David C. Hisey	$1,459,937	$1,091,967	-25.2%
Ryan M. Swed	$—	$492,916	—
Elizabeth K. Giddens	$383,386	$398,796	4.0%
Erin E. Sheckler	$—	$346,443	—

Time-Based Restricted Stock Units
Time-based equity awards are granted in the form of restricted stock units. These are intended to encourage the retention of our NEOs and align their interests with those of shareholders by providing a continuing incentive to increase shareholder value. The realized value of the award depends on the Company’s share price at the time awarded units vest. The time-based restricted stock units vest in equal annual installments over three years from the grant date of the award.
Performance Based Restricted Stock Units
Performance-based equity awards are granted in the form of restricted stock units and are subject to both performance and time restrictions and are either earned at 100% of the target grant or forfeited. For the performance restriction to be met, the Company must achieve a certain target percentage of Adjusted Pre-Tax Margin (as defined and reported in Appendix A of our quarterly earnings release) in three out of seven quarters beginning with Q2 2025 and ending with Q4 2026. If the performance restriction is not met, then the full award will be forfeited. The Committee felt achievement of the target in three out of seven quarters provided the best balance of incentivizing sustainable long-term performance with the risk and challenges of predicting future performance in the real estate market which can be highly volatile largely due to interest rate changes. In the case where the performance restriction is met, the time restriction is then considered met on the third anniversary of the grant date.
The Committee maintained Adjusted Pre-Tax Margin as the performance metric because it provides a strong measure of management’s operational performance and has a strong correlation to shareholder returns. Additionally, a key part of our long-term strategy is to build a stable and resilient company that can sustain the ups and downs of a full real estate cycle. The Committee believes Adjusted Pre-Tax Margin aligns well to measuring management’s execution on our long-term strategy, which can have a significant impact on long-term shareholder returns. Although Pre-Tax Margin is also used in our STIP, the Committee believes that along with the approach used to set the targets in each plan as well as the design of each plan, it provides the best and most direct way to retain and reward our NEOs for their performance and align their compensation with the interests of our shareholders.
In setting the Adjusted Pre-Tax Margin target for 2025, the Committee considered many factors including historical performance, key economic and real estate market forecasts, and progress made on our long-term strategy. These factors were weighed against the objectives of our LTI program and the Committee decided to set the target for the 2025 grant at 6.0%, 150 basis points above the prior target. The Committee believed this target provided a balance between setting an attainable and sustainable level of operational performance and the difficulty and uncertainty of predicting future market conditions and the impact on performance.
The Committee believes the design of our performance-based restricted stock units promotes a strong pay and performance alignment. The use of Adjusted Pre-Tax Margin provides a metric that strongly contributes to total shareholder returns and is a metric that management can directly influence. It is measured over a period that can be reasonably forecast and balances attainability with a sustainable level of operational performance. Additionally, the award can only be earned at a maximum of 100% of the target grant if the performance restriction is met, which removes the risk of excessive payouts. This means that for executive officers to realize any upside over the three-year vesting period, shareholder returns must be positive. If shareholder returns are negative over the vesting period, then the realized value of the award will be below the target value of the grant.
The Decision-Making Process
The Committee, management, and the Committee’s independent compensation consultant collaborate in designing the executive officer compensation plans with the shared goal of developing and implementing a program that will assist the Company in the accomplishment of its strategic objectives, provide meaningful reward opportunities for NEOs and other executive officers, and promote shareholder value.
The Role of the Compensation Committee
The Committee is comprised solely of independent, non-employee members of the Board of Directors and oversees all components of the executive officer compensation program. Details of the

Committee’s authority and responsibilities are specified in its charter, which is available at stewart.com/corporate-governance.
The Committee determines the components and amount of compensation for our NEOs and other executive officers and provides overall guidance for employee compensation policies and programs. The Committee reserves the right to make modifications to annual incentive plans and retains an independent compensation consultant to receive guidance and insight on best practices. The Committee reviews and sets the compensation of the CEO, evaluates CEO performance and compensation in executive session without management present, and consults with the CEO for compensation recommendations for other executive officers. The CEO’s recommendations are based on the achievement of targeted metrics, performance of the individual’s respective business or function, the individual’s contribution to the Company’s short-term and long-term success and employee retention considerations. The Committee reviews current compensation best practices with its independent compensation consultant, considers our CEO’s recommendations and approves, in its sole discretion, any compensation actions affecting our executive officers.
The Role of Management
Members of management assist the Committee by providing individual and aggregate pay recommendations that management believes recognize individual contributions and provide market-competitive compensation for executive officers that is consistent with the Company’s compensation philosophy. As part of this process, management engages with the Committee regarding the information provided on market trends, potential compensation plan designs, and industry trends, before making recommendations to the Committee. In support of 2025 compensation plans, management:
•
Recommended base salaries and short-term and long-term incentive target levels for executive officers other than the CEO; and

•
Proposed incentive metrics, targeted performance levels including threshold and maximum performance levels, and plan components for the short-term and long-term incentive plans.

At the end of the 2025 performance year, management reviewed metric-based performance relative to goals in 2025 for each executive officer, and the CEO presented recommendations regarding short-term and long-term incentive award payouts for each of the executive officers aside from himself.
The Committee reviews and discusses management’s recommendations in executive session in conjunction with its independent compensation consultant, when making compensation decisions or recommendations to the full Board.
The Role of the Compensation Consultant
For the 2025 plan year, the Committee engaged Mercer (US) LLC (“Mercer”) to assist in providing a comprehensive assessment of its executive officer compensation programs.
The Committee’s independent compensation consultant provides various executive officer compensation services to the Committee. Generally, these services include advising the Committee on the principles of our executive officer compensation program and providing market information and analysis regarding the competitiveness of our program design and award values in relation to performance. In addition, the consultants attended meetings of the Committee, as requested by the Committee Chair.
For fiscal year 2025, the aggregate fees paid to the Compensation Consultant for executive compensation services totaled approximately $258,000. In addition, for fiscal year 2025, a Mercer affiliate acted as a broker or agent with respect to various insurance products and received brokerage commissions in the amount of $512,000. The Committee was not involved in the decision to engage, or the approval of the engagement of the affiliate for these other services.
The NYSE and the SEC have adopted guidelines for compensation committees to consider when evaluating Compensation Committee advisor independence. The Committee reviewed these guidelines and has determined that its engagement of Mercer does not raise any conflicts of interest and that Mercer is an independent consultant under these guidelines.

Management communicated with the consultants and provided data to them regarding executive officers but did not direct the consultants’ activities, which were directed by the Committee.
The Committee maintains sole authority to select, retain, terminate, and approve fees and other retention terms of the relationship with the compensation consultant.
Executive Compensation Risk Mitigation
The Committee does not believe that the Company’s compensation policies and practices encourage excessive or unnecessary risk-taking by our executive officers and other employees. Moreover, the Committee believes that our compensation program incorporates an appropriate mix of elements and design features to mitigate these risks. Practices include:
•
Setting base compensation for executive officers within reasonable ranges of our competitive market and rewarding executive officers through our short-term and long-term incentive plans for exceptional performance when the Company outperforms to align management’s interests with shareholders’ interests;

•
Setting short-term incentives with threshold and maximum performance goals designed to reduce the risk of demotivating or excessive payouts and incorporating strategic initiatives into the Individual Qualitative metric that minimize enterprise risk and reward contributions to our long-term success;

•
Assuring the Committee maintains discretion to consider any imprudent risk assumption or action that led to short-term gains or otherwise unduly contributed to the attainment of specific objectives and to adjust awards accordingly;

•
Incorporating performance-based long-term incentives with payouts capped at target, which encourage consistent behavior and reward long-term, sustained Company performance;

•
Prohibiting trading of derivatives or hedging by executive officers and directors, as required in the Company’s Securities Trading and Investment Policy;

•
Maintaining a claw back policy to recover any performance-based compensation paid to current and former executive officers, including stock-based awards that is determined to have been wrongfully earned in light of a financial restatement;

•
Benchmarking current compensation practices, policies and pay levels with our pay comparator group on a routine basis;

•
Requiring a mandatory forfeiture of grants of unvested equity upon termination by the Company for cause;

•
Ensuring that the Company’s executive officer compensation program is overseen by a committee of independent directors, who are advised as needed by both internal and external risk experts; and

•
Using share ownership guidelines that require executives to retain a specified ownership level of equity awards.

Stock Ownership Guidelines
A significant focus of our compensation philosophy is on aligning the interests of our executive officers with those of our shareholders. In 2017, the Company implemented stock ownership guidelines, as presented in the table below.
Under the established stock ownership guidelines, the required levels of ownership as a multiple of base salary is five times for the CEO and two times for other NEOs. These levels of ownership must be achieved within a five-year period from either the date the guidelines became effective or the time an individual becomes an executive officer, whichever is later.
The Committee annually monitors stock ownership requirements and the progress of executive officers toward achieving those guidelines. In making this determination, the Committee considers Common Stock beneficially owned by the executive officer (but excluding options whether or not exercisable), and time-based restricted stock granted to the executive officer.
As of December 31, 2025, Messrs. Eppinger, Hisey, and Swed and Ms. Giddens and Ms. Sheckler have all achieved their respective guideline ownership levels.
Named Executive Officer	Guideline Ownership Level as Multiple of Salary
Frederick H. Eppinger	5x
David C. Hisey	2x
Ryan M. Swed	2x
Elizabeth K. Giddens	2x
Erin E. Sheckler	2x
Equity Grant Timing Practices
The Committee approves all equity award grants to our executive officers on or before the grant date. Equity awards are generally made on a predetermined cycle in the first quarter of the fiscal year, though the Committee maintains discretion to grant additional equity awards outside of the annual grant cycle. The Committee has a policy against making equity grants to our executive officers until any material non-public information has been disclosed to the public and does not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits the executive officers or otherwise for the purpose of affecting the value of executive compensation. In 2025, equity compensation for our executive officers consisted solely of restricted stock units; we did not grant options to executive officers in 2025.
Clawback Policy
Effective October 2, 2023, we amended our compensation recovery policy (the “Clawback Policy”) in compliance with the NYSE’s listing standards. Our Clawback Policy provides for the recovery of erroneously awarded incentive-based compensation paid to current and former executive officers in the event of an accounting restatement, without regard to any fault or misconduct, unless such recovery is impracticable. The Clawback Policy covers all incentive-based compensation as defined in the final rule, which includes performance-based awards granted under the 2020 Incentive Plan and annual cash-based bonus awards under our STIP.
Hedging and Pledging
The Company’s Securities Trading and Investment Policy prohibits any director, executive officer, employee, or any Section 16 Reporting Person from engaging in transactions designed to insulate them from changes in the Company’s stock price. The Company’s anti-hedging policy prohibits our directors, executive officers, Section 16 Reporting Persons, and all other employees from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to offset any decrease in the market value of Company securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on Company securities is prohibited under this policy and borrowing against any account in which our securities are held is prohibited.
Health and Welfare Plans
The Company’s executive officers, along with all other employees, are eligible to participate in our medical, dental, vision, life, accidental death and disability, long-term disability, short-term disability, and other applicable employee benefits. In addition, executive officers and other key personnel are provided an executive benefit plan that consists of additional Company-paid long-term disability and group variable life insurance basic coverage.

Defined Contribution Plan
The primary tax qualified long-term compensation plan offered to Company employees in the United States is the Stewart 401(k) Savings Plan. Executive officers participate in this plan on the same terms as our other employees.
Deferred Compensation Plan
The Salary Deferred Compensation Plan (“DCP”) is a nonqualified, elective, deferred compensation plan designed to supplement any existing qualified plans and provide an extra financial benefit to key personnel and highly compensated employees. The Company supports the DCP as an additional method for key personnel and highly compensated employees to defer all or a portion of their salary, commissions, and bonus to plan for retirement. Assets are held in a separate rabbi trust to pay plan benefits. Rabbi trust assets are subject to the claims of creditors of the Company in the event of bankruptcy. Of our NEOs, only Ms. Giddens enrolled and contributed to the DCP in 2025. Ms. Sheckler has an account balance in the DCP, however, she was not enrolled and did not make contributions in 2025.
Executive Officer Employment Agreements
The Board has approved, based on the recommendation of the Committee, the provision of certain post-termination benefits to executive officers to encourage their continued leadership and commitment in the event of a change in control. In exchange for the benefits provided under each agreement, executive officers are required to agree to certain confidentiality, non-competition, and non-solicitation covenants which the Committee believes are valuable to us when an executive officer’s employment terminates. In addition, the Committee believes that executive officers should be provided with an inducement to remain in the service of our Company in the event of any proposed or anticipated change in control of our Company in order to facilitate an orderly transition, without placing the executive officer in a position where he or she is concerned about being terminated without compensation in connection with such a transaction.
Individual employment agreements exist between each NEO and the Company. The employment agreements articulate the terms and conditions of an executive officer’s employment with the Company, including termination provisions and applicable restrictive covenants. The Committee believes the employment agreements provide assurance to the executive officers by articulating employment terms not subject to change except by annual action.
Generally, each agreement contains the following provisions:
•
Term:   following the completion of the initial term, each agreement will automatically be extended annually for a one-year term, unless at least 60 days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date. Mr. Eppinger has an employment term concluding on December 31, 2028. Following the completion of the existing term for Mr. Eppinger, the agreement will automatically be extended annually for additional one-year terms, unless at least 60 days prior to the applicable renewal date either party gives written notice that the term should not be further extended after the next termination date.

•
Salary:   initial annual base salary, subject to annual review and increase by the Board.

•
Short-Term and Long-Term Incentive Participation:   opportunity to participate in the Company’s short- and long-term incentive plans are subject to annual review by the Committee. No guaranteed amounts are paid under either our short-term or long-term incentive plans, except as set forth in any accelerated vesting provisions of the respective agreements.

•
Benefit Plan Participation:   opportunity to participate in other benefits offered to employees such as group life, qualified Employee Stock Purchase Plan (“ESPP”), medical plan, and other fringe benefits.

•
Perquisites:   perquisites include normal paid association and membership dues, executive development up to $5,000, financial planning services, and additional executive life insurance and disability benefits for all NEOs. Mr. Eppinger received a monthly housing allowance and participated in the Director Charitable Matching Gift Program in 2025. These are described in more detail in the “All Other Compensation” section.
•
Severance and Change in Control Provisions:   described in more detail in the “Potential Payments upon Termination or Change in Control” section.

•
Additional Stockholder-Friendly Requirements:   minimum Company stock ownership requirements and restricted covenants including confidentiality, non-competition, and non-solicitation.

EXECUTIVE COMPENSATION
Summary of Compensation
The following table summarizes compensation information for each of our NEOs for the three years ended December 31, 2023, 2024, and 2025, for each year they were NEOs.
Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	SEC Total
Frederick H. Eppinger Chief Executive Officer	2025	$1,100,000	$4,399,910	$2,206,174	$159,845	$7,865,929
	2024	$995,885	$2,489,672	$1,745,818	$195,191	$5,426,566
	2023	$953,000	$2,144,190	$923,527	$142,210	$4,162,926
David C. Hisey Chief Financial Officer and Treasurer	2025	$546,000	$1,091,967	$606,060	$94,854	$2,301,678
	2024	$530,000	$1,459,937	$598,900	$94,854	$2,683,691
	2023	$513,500	$1,026,952	$398,096	$48,826	$1,987,374
Ryan M. Swed Group President	2025	$493,000	$492,916	$518,117	$43,102	$1,547,135
Elizabeth K. Giddens Chief Legal Officer and Corporate Secretary	2025	$398,840	$398,796	$438,724	$38,475	$1,274,835
	2024	$383,500	$383,386	$433,355	$32,149	$1,232,390
	2023	$350,000	$349,937	$271,341	$23,305	$994,583
Erin E. Sheckler Group President	2025	$346,500	$346,443	$608,460	$47,557	$1,348,960

(1)
Represents grant date fair value of stock awards granted in the designated year calculated in accordance with FASB ASC Topic 718. For additional information regarding such computations and any related assumptions, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. More information on fiscal 2025 Stock Awards is set forth in “Compensation Discussion and Analysis — Elements of 2025 NEO Compensation — Long-term Incentives” and in “Grants of Plan-Based Awards” below.

(2)
Represents cash incentive awards paid to the NEOs. More information on fiscal 2025 Non-Equity Incentive Plan Compensation is set forth in “Compensation Discussion and Analysis — Elements of 2025 Named Executive Officer Compensation,” and “Compensation Discussion and Analysis — 2025 Performance Metrics, Goals, Results, and Bonus Payouts under the STIP.”

(3)
See the following table captioned “All Other Compensation.”

All Other Compensation
Item	Frederick H. Eppinger	David C. Hisey	Ryan M. Swed	Elizabeth K. Giddens	Erin E. Sheckler
Other Compensation
Life Insurance	$9,318	$7,776	$912	$1,546	$1,649
Long-Term Disability Insurance Premiums – UNUM IDI	$5,027	$6,836	$0	$2,144	$5,073
Long-Term Disability Insurance Premiums Group Basic LTD	$405	$405	$405	$405	$405
Restricted Stock Dividends	$64,105	$32,134	$31,285	$6,390	$15,123
401(k) Matching Contribution	$10,500	$10,500	$10,500	$10,500	$10,500

Item	Frederick H. Eppinger	David C. Hisey	Ryan M. Swed	Elizabeth K. Giddens	Erin E. Sheckler
Perquisites
Board of Directors Charitable Matching Gift Program	$5,000
Financial Planning Services	$17,490			$17,490	$14,807
Housing Allowance	$48,000
Total	$159,845	$57,651	$43,102	$38,475	$47,557
Grants of Plan-Based Awards
The following table sets forth information concerning individual grants of plan-based equity and non-equity awards for the year ended December 31, 2025.
Name	2025 Grant Date	Short-Term Incentive Plan Awards			Performance Based Long-Term Incentive Plan Awards	Time Based Long-Term Incentive Plan Awards	Grant Date Fair Value of LTI Awards
		Threshold	Target	Maximum
Frederick H. Eppinger	Jan 1(1)	$962,500	$1,925,000	$3,850,000
	Mar 26(2)				30,760		$2,199,955
	Mar 26(3)					30,760	$2,199,955
David C. Hisey	Jan 1(1)	$273,000	$546,000	$1,092,000
	Mar 26(2)				7,634		$545,984
	Mar 26(3)					7,634	$545,984
Ryan M. Swed	Jan 1(1)	$246,500	$493,000	$986,000
	Mar 26(2)				3,446		$246,458
	Mar 26(3)					3,446	$246,458
Elizabeth K. Giddens	Jan 1(1)	$199,420	$398,840	$797,680
	Mar 26(2)				2,788		$199,398
	Mar 26(3)					2,788	$199,398
Erin E. Sheckler	Jan 1(1)	$173,250	$346,500	$693,000
	Mar 26(2)				2,422		$173,221
	Mar 26(3)					2,422	$173,221

(1)
Reflects 2025 Short-term Incentive Award. More information on fiscal 2025 Non-Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — 2025 Performance Metrics, Goals, Results, and Bonus Payouts under the STIP.”

(2)
Reflects grant of Performance-Based Restricted Stock Units. For the performance restriction to be met, the Company must achieve 6.0% or greater Adjusted Pre-Tax Margin in three of seven quarters from Q2 2025 through Q4 2026. 100% of the granted units will be forfeited if the performance restriction is not met. The time restriction is considered met on the third anniversary of the grant date. The grant date fair value is the closing price of the stock ($71.52 on March 26, 2025) on the grant date. More information on fiscal 2025 Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — Long-Term Incentive (LTI) Plan for 2025.”

(3)
Reflects grant of Time-Based Restricted Stock Units that vest ratably over three years, commencing on the first anniversary of the grant date. The grant date fair value is the closing price of the stock ($71.52 on March 26, 2025) on the grant date. More information on fiscal 2025 Equity Incentive Plan Awards is set forth in “Compensation Discussion and Analysis — Long-Term Incentive (LTI) Plan for 2025.”

Stock Vested
The following table sets forth information concerning the value realized during 2025 of shares acquired upon vesting of previously granted stock awards.
Name	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting
Frederick H. Eppinger	18,185	$1,269,953
David C. Hisey	9,435	$660,118
Ryan M. Swed	8,537	$591,342
Elizabeth K. Giddens	2,181	$152,927
Erin E. Sheckler	4,780	$341,551
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning the outstanding equity awards held by each of our NEOs for the year ended on December 31, 2025.
This table includes time-based restricted stock units granted in 2023, 2024 and 2025, performance-based units granted in 2023 and 2024 that are now only subject to time-based vesting restrictions, and performance-based units granted in 2025. The time-based restricted stock units vest in three equal annual installments on each of the first three anniversaries of the grant date unless otherwise noted. On February 26, 2025, the Committee certified that the performance restriction for the performance-based units granted in 2024 was met and therefore, 100% of the units are now only subject to the time restriction. The closing price on December 31, 2025, the last trading day in 2025, was $70.26.
		Option Awards			Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Time-Based Shares or Units That Have Not Vested (#)	Market Value of Time-Based Shares or Units That Have Not Vested ($)	Number of Performance- Based Shares or Units That Have Not Vested (#)	Market Value of Performance- Based Shares or Units That Have Not Vested ($)
Frederick H. Eppinger	2/7/2020	143,437	39.76	2/7/2030
	3/10/2021	43,987	53.24	3/10/2031
	3/8/2023				6,992	491,258
	3/8/2023				31,463(1)	2,210,590
	3/26/2024				13,508	949,072
	3/26/2024				20,261(2)	1,423,538
	3/26/2025				30,760	2,161,198
	3/26/2025						30,760(3)	2,161,198
David C. Hisey	2/7/2020	71,250	39.76	2/7/2030
	3/10/2021	21,944	53.24	3/10/2031
	3/8/2023				3,349	235,301
	3/8/2023				15,069(1)	1,058,748
	3/26/2024				7,921	556,529
	3/26/2024				11,881(2)	834,759
	3/26/2025				7,634	536,365
	3/26/2025						7,634(3)	536,365

		Option Awards			Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Time-Based Shares or Units That Have Not Vested (#)	Market Value of Time-Based Shares or Units That Have Not Vested ($)	Number of Performance- Based Shares or Units That Have Not Vested (#)	Market Value of Performance- Based Shares or Units That Have Not Vested ($)
Ryan M. Swed	3/8/2023				3,206	225,254
	5/1/2023				802	56,349
	3/26/2024				4,991	350,668
	3/26/2025				3,446	242,116
	3/26/2025						3,446(3)	242,116
Elizabeth K. Giddens	3/8/2023				1,141	80,167
	3/8/2023				5,135(1)	360,785
	3/26/2024				2,080	146,141
	3/26/2024				3,120(2)	219,211
	3/26/2025				2,788	195,885
	3/26/2025						2,788(3)	195,885
Erin E. Sheckler	3/8/2023				1,794	126,046
	3/26/2024				3,038	213,450
	12/2/2024				5,729(4)	402,520
	3/26/2025				2,422	170,170
	3/26/2025						2,422(3)	170,170

(1)
Performance-based Restricted Stock Units that will vest on the third anniversary of the grant date if the time restriction is met. On August 6, 2024, the Committee certified that the Company achieved 5.0% or greater Pre-Tax Margin in three of seven quarters from Q2 2023 through Q4 2024 to meet the performance restriction. The Units will vest on the third anniversary of the grant date if the time restriction is met.

(2)
Performance-based Restricted Stock Units that vest on the third anniversary of the grant date if the performance restriction is met. For the performance restriction to be met, the Company must achieve 4.5% or greater Adjusted Pre-Tax Margin in three of seven quarters from Q2 2024 through Q4 2025. On February 26, 2025, the Committee certified that the performance restriction was met. The Units will vest on the third anniversary of the grant date if the time restriction is met.

(3)
Performance-based Restricted Stock Units that vest on the third anniversary of the grant date if the performance restriction is met. For the performance restriction to be met, the Company must achieve 6.0% or greater Adjusted Pre-Tax Margin in three of seven quarters from Q2 2025 through Q4 2026. On February 25, 2026, the Committee certified that the performance restriction was met. The Units will vest on the third anniversary of the grant date if the time restriction is met.

(4)
Time-based Restricted Stock Units that will vest over four years with 12.5% vesting on the first and second anniversary of the grant date, 25% vesting on the third anniversary of the grant date, and 50% vesting on the fourth anniversary of the grant date.

Nonqualified Deferred Compensation Plans
The Company previously established the Deferred Compensation Plan (“DCP”) as described on page 37. Of our NEOs, only Ms. Giddens deferred 2025 compensation under the DCP. Ms. Giddens and Ms. Sheckler have an existing balance in the DCP. The following table outlines contributions and balances as of December 31, 2025. Ms. Sheckler did not contribute to the DCP in 2025.
Name	2025 Beginning Balance	2025 Contributions	2025 Aggregate Earnings	Ending Balance as of 12/31/2025
Elizabeth K. Giddens	$7,893	$72,972	$9,863	$90,728
Erin E. Sheckler	$276,034	$0	$36,523	$312,557

Potential Payments upon Termination or Change in Control
Each of the NEOs (or their beneficiaries) are entitled to certain payments upon termination of employment. The table below represents the payments owed under each termination category.
Payment	Death	Disability	Retirement(1)(2)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control(1)
Accrued Amounts(3)	Yes	Yes	Yes	Yes	Yes
Retirement or Severance Payments	Not applicable	Not applicable	None for CEO; 1 times base salary for other NEOs	1 times base salary	2 times base salary
Short-Term Incentive	Prorated incentive target for full months employed	Prorated incentive target for full months employed	None for CEO; 1 times incentive target for other NEOs	Not applicable	2 times incentive target
Time-Based Long-Term Incentive	Delivered per vesting schedule on a pro-rata basis	Delivered per vesting schedule on a pro-rata basis	None for CEO; Delivered per vesting schedule without proration for other NEOs	Delivered per vesting schedule on a pro-rata basis	Accelerated and fully vested at target(4)
Performance-Based Long-Term Incentive	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	None for CEO; Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria for other NEOs	Delivered per vesting schedule on a pro-rata basis, upon attainment of performance criteria	Accelerated and fully vested at target(4)
Stock Options(5)	Only vested Stock Options are exercisable	Only vested Stock Options are exercisable	Only vested Stock Options are exercisable	Only vested Stock Options are exercisable	Accelerated and fully vested
COBRA Continuation (Medical Insurance)	Not applicable	Employer paid portion up to 12 months	None for CEO; Employer paid portion up to 12 months for other NEOs	Employer paid portion up to 12 months	Employer paid portion up to 12 months
Outplacement Services	Not applicable	Not applicable	Not applicable	Up to $10,000	Up to $10,000

(1)
A general release of claims is required in exchange for payments made for a termination tied to retirement, involuntary termination without cause, voluntary resignation for good reason, or in connection with a change in control.

(2)
With respect to CEO retirement benefits, the above reflects the benefits available to Mr. Eppinger in the event of retirement prior to January 1, 2026. From and after January 1, 2026, he is entitled to the same retirement benefits as the other NEOs.

(3)
As of the date of termination, any accrued but unpaid base salary, accrued but unused vacation time, earned but unpaid short-term incentive and long-term incentive payments for the prior fiscal year, vested employee benefits (401(k) Plan) and expenses entitled for reimbursement are collectively known as “Accrued Amounts”. This payment applies to all types of terminations except termination for “Cause”.

(4)
Under the 2018 Incentive Plan and 2020 Incentive Plan, all grants require a “double trigger” to accelerate or modify vesting conditions after a change in control, requiring both a change in control event and a qualifying termination of employment before any vesting will be accelerated.

(5)
In the event of death or disability, vested Stock Options must be exercised on the earlier of one year following the termination of employment or the expiration date. In the event of retirement, vested Stock Options must be exercised on the earlier of five years following the termination of employment or the expiration date. For the other termination categories, vested Stock Options must be exercised on the earlier of 60 days following the termination of employment or the Expiration Date.

All NEOs are required to sign a document obligating confidentiality, as well as a 12-month non-competition and non-solicitation covenant. If the NEOs violate any provisions, they forfeit all unvested awards and incentive plan benefits.
In addition to the payments and provisions above, if Mr. Eppinger and the Company had agreed to mutually separate prior to or at December 31, 2025, he would have been entitled to his unvested time-based long-term incentives delivered as per the vesting schedule, and unvested performance-based long-term incentives delivered as per the vesting schedule, upon attainment of performance criteria.
The tables below show details of payout amounts under each termination category if they would have occurred on December 31, 2025. Long-term incentive values reflect the closing price of our Common Stock of $70.26 on December 31, 2025 multiplied by the target number of unvested shares/units for each NEO. Stock Options values reflect the aggregate value of the difference between the closing price of our Common Stock of $70.26 on December 31, 2025 and the per share exercise prices multiplied by the number of vested Options for each NEO. Long-term incentive forfeiture provisions and pro-rata calculations have been incorporated as applicable.
Frederick H. Eppinger	Death	Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control
Cash Severance or Retirement Payments				$1,100,000	$2,200,000
Short-Term Incentive	$1,925,000	$1,925,000			$3,850,000
Time-Based Long-Term Incentive	$5,003,917	$5,003,917		$5,003,917	$7,235,656
Performance-Based Long-Term Incentive	$720,376	$720,376		$720,376	$2,161,198
Stock Options	$5,123,487	$5,123,487		$5,123,487	$5,123,487
COBRA Continuation (Medical Insurance)		$18,705		$18,705	$18,705
Outplacement Services				$10,000	$10,000
Total	$12,772,780	$12,791,485	$0	$11,976,485	$20,599,046

(1)
As of December 31, 2025, per his Employment Agreement Mr. Eppinger was not eligible for retirement benefits and would therefore not receive any payments under that termination category.

David C. Hisey	Death	Disability	Retirement	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control
Cash Severance or Retirement Payments			$546,000	$546,000	$1,092,000
Short-Term Incentive	$546,000	$546,000	$546,000		$1,092,000
Time-Based Long-Term Incentive	$2,400,222	$2,400,222	$3,221,702	$2,400,222	$3,221,702
Performance-Based Long-Term Incentive	$178,741	$178,741	$178,741	$178,741	$536,365
Stock Options	$2,546,612	$2,546,612	$2,546,612	$2,546,612	$2,546,612
COBRA Continuation (Medical Insurance)		$18,705	$18,705	$18,705	$18,705
Outplacement Services				$10,000	$10,000
Total	$5,671,575	$5,690,280	$7,057,760	$5,700,280	$8,517,384
Ryan M. Swed	Death	Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control
Cash Severance or Retirement Payments				$493,000	$986,000
Short-Term Incentive	$493,000	$493,000			$986,000
Time-Based Long-Term Incentive	$596,016	$596,016		$596,016	$874,386
Performance-Based Long-Term Incentive	$80,658	$80,658		$80,658	$242,116
Stock Options
COBRA Continuation (Medical Insurance)	$18,705			$18,705	$18,705
Outplacement Services				$10,000	$10,000
Total	$1,169,674	$1,188,379	$0	$1,198,379	$3,117,207

(1)
As of December 31, 2025, Mr. Swed was not retirement eligible due to his age and therefore would not receive any payments under that termination category.

Elizabeth K. Giddens	Death	Disability	Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control
Cash Severance or Retirement Payments				$398,400	$797,680
Short-Term Incentive	$398,400	$398,400			$797,680
Time-Based Long-Term Incentive	$749,744	$749,744		$749,744	$1,002,189
Performance-Based Long-Term Incentive	$65,272	$65,272		$65,272	$195,885
Stock Options
COBRA Continuation (Medical Insurance)
Outplacement Services				$10,000	$10,000
Total	$1,213,856	$1,213,856	$0	$1,223,856	$2,803,434

(1)
As of December 31, 2025, Ms. Giddens was not retirement eligible due to her age and therefore would not receive any payments under that termination category.

Erin E. Sheckler	Death		Disability		Retirement(1)	Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason”		Involuntary Termination without “Cause” or Voluntary Resignation for “Good Reason” in connection with Change in Control
Cash Severance or Retirement Payments							$346,500		$693,000
Short-Term Incentive		$346,500		$346,500					$693,000
Time-Based Long-Term Incentive		$593,346		$593,346			$593,346		$912,186
Performance-Based Long-Term Incentive		$56,700		$56,700			$56,700		$170,170
Stock Options	$		$			$		$
COBRA Continuation (Medical Insurance)			$			$		$
Outplacement Services							$10,000		$10,000
Total		$996,546		$996,546	$0		$1,006,546		$2,478,355

(1)
As of December 31, 2025, Ms. Sheckler was not retirement eligible due to her age and therefore would not receive any payments under that termination category.

Compensation of Directors
Our directors received fees as follows during the year ended December 31, 2025:
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Thomas G. Apel	$230,000	$110,000	$5,000(3)	$345,000
C. Allen Bradley, Jr.	$117,500	$110,000	$5,000(3)	$232,500
Robert L. Clarke	$35,000	$205,000	$5,000(3)	$245,000
William S. Corey	$120,000	$110,000	$5,000(3)	$235,000
Deborah Matz	$117,500	$110,000	$5,000(3)	$232,500
Matthew W. Morris	$95,000	$110,000	$5,000(3)	$210,000
Karen R. Pallotta	$127,500	$110,000	$0	$237,500
Manolo Sanchez	$117,500	$110,000	$5,000(3)	$232,500
Helen Vaid	$120,000	$110,000	$0	$230,000

(1)
The annual stock award to non-management directors elected at the 2025 annual meeting of stockholders was valued based on the market value per share of Common Stock at the close of business on May 7, 2025. The non-management directors received approximately $110,000 or $205,000 in unrestricted stock as noted, rounded to the nearest whole share.

(2)
The directors are eligible to participate in the Director Charitable Matching Gift Program from the Stewart Title Foundation. Under this program, an eligible director’s total charitable gifts of up to $5,000 per calendar year will qualify. The Stewart Title Foundation will contribute to charitable organizations an amount equal to 1 to 1 the contribution made by the eligible director.

(3)
Includes a director charitable match of $5,000.

Compensation for our non-management directors for 2025 consisted of cash compensation for annual retainers, equity compensation consisting of stock awards, and certain other compensation. Each of the current components of our non-management director compensation is described in more detail below. In 2025, we paid annual retainers to Board members, Committee Chairs, and Committee members as follows:
•
Board cash retainer of $95,000

•
Board unrestricted stock retainer of $110,000

•
Chairman of the Board cash retainer of $125,000

•
Committee Chair cash retainers in the following amounts:

•
Audit — $35,000

•
Compensation — $25,000

•
Nominating and Corporate Governance — $22,500

•
Committee member cash retainers in the following amounts:

•
Audit — $15,000

•
Compensation — $10,000

•
Nominating and Corporate Governance — $7,500

Effective May 7, 2026, in connection with the establishment of the Cybersecurity and Operations Technology Risk Committee, the committee chair will receive an annual cash retainer equal to $25,000 and the committee members will receive an annual cash retainer equal to $10,000. Additionally, effective the same date, the annual cash retainers for the chair and members of the Nominating and Corporate Governance Committee will be increased to $25,000 and $10,000 respectively, and the annual unrestricted stock retainer paid to non-management directors will be increased to $125,000.

Directors have the option to take their entire retainer in stock. They must notify the Secretary of such election by January 31 of each year. In addition, we reimburse reasonable expenses incurred for attendance at Board and Committee meetings.
Please see the Corporate Governance section on page 17 for information concerning stock ownership guidelines for directors.
CEO Pay Ratio Disclosure
The pay ratio has been calculated using CEO annual total compensation as a multiple of our median employee’s annual total compensation. Mr. Eppinger’s 2025 total compensation, as disclosed in the Summary Compensation Table on page 39, was used for this calculation since he served as the CEO of the Company for the entirety of 2025. The following methodology was used to calculate the median employee total compensation:
•
The Company’s total employee population was approximately 7,800 employees globally on December 31, 2025. Compensation paid to employees in local currencies was converted to USD using exchange rates on December 31, 2025.

•
Calculated total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K (the same way total compensation was calculated for the CEO in the Summary Compensation Table) for each employee and annualized the total compensation for any permanent employee who worked less than a full year, based on the number of days they were employed in FY 2025.

Based on the foregoing, the CEO’s annual total compensation was 124.6 times the median of the annual total compensation of all employees, excluding the CEO, $63,130.
We believe the pay ratio disclosed above is a reasonable estimate calculated in accordance with SEC rules, based on our records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to use a variety of methodologies and apply various assumptions. The application of various methodologies may result in significant differences in the results reported by SEC reporting companies. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio we report above.

PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(4)	Average Summary Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs(2)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (In $M)	Pre-Tax Margin
					Total Shareholder Return	Peer Group Total Shareholder Return(3)
2025	$7,865,929	$8,031,122	$1,618,152	$1,671,652	169.53	239.15	$155.50	5.70%
2024	$5,426,566	$6,219,391	$1,829,348	$2,057,545	158.15	210.19	$73.30	4.60%
2023	$4,162,926	$5,062,657	$1,480,871	$1,736,423	133.76	168.08	$30.40	2.70%
2022	$3,940,313	$(1,589,146)	$1,722,672	$153,723	93.33	122.02	$162.30	7.60%
2021	$5,147,655	$10,064,576	$2,132,088	$3,589,953	168.55	128.40	$323.20	13.10%

(1)
Mr. Eppinger was the CEO for 2021, 2022, 2023, 2024, and 2025.

(2)
Messrs. Hisey, Steve Lessack, and John Killea and Ms. Tara Smith were non-CEO NEOs for 2021, and 2022. Mr. Hisey, Mr. Lessack, Ms. Smith, and Ms. Giddens were non-CEO NEOs for 2023. Mr. Hisey, Mr. Lessack, Ms. Giddens, and Mr. Rable were non-CEO NEOs for 2024. Mr. Hisey, Mr. Swed, Ms. Giddens, and Ms. Sheckler were non-CEO NEOs for 2025.

(3)
Peer Group used in 2025 calculations is the group of companies disclosed in the “Pay Comparator Group” section of the CD&A portion of the 2026 Stewart Information Services Corp. proxy filing, which discusses the companies that were added and removed from the peer group in 2025 and the criteria used to make such determinations.

Peer Group used in 2024 calculations is the group of companies disclosed in the “Pay Comparator Group” section of the CD&A portion of the 2025 Stewart Information Services Corp. proxy filing, which discusses the companies that were added and removed from the peer group in 2024 and the criteria used to make such determinations.
Peer Group used in 2023 calculations is the group of companies disclosed in the “Pay Comparator Group” section of the CD&A portion of the 2024 Stewart Information Services Corp. proxy filing, which discusses the companies that were added and removed from the peer group in 2023 and the criteria used to make such determinations.
Peer Group used in 2022 calculations, for fiscal year ended December 31, 2022, below:
American Equity Investment Life Holding Company	MGIC Investment Corporation
Argo Group International Holdings, Ltd.	Old Republic International Corporation
CNO Financial Group, Inc.	ProAssurance Corporation
Employers Holdings, Inc.	Radian Group Inc.
Enstar Group Limited	RLI Corp.
First American Financial Corporation	Safety Insurance Group, Inc.
Hilltop Holdings Inc.	Selective Insurance Group, Inc.
Horace Mann Educators Corporation	The Hanover Insurance Group, Inc.
James River Group Holdings, Ltd.	United Fire Group, Inc.
Mercury General Corporation
State Auto Financial Corporation was removed from the 2022 peer group since it was taken private and is no longer publicly traded.
Peer Group used in 2021 calculations, for fiscal year ended December 31, 2021, below:
American Equity Investment Life Holding Company	MGIC Investment Corporation
American National Insurance Company	Old Republic International Corporation
Argo Group International Holdings, Ltd.	ProAssurance Corporation
CNO Financial Group, Inc.	Radian Group Inc.
Employers Holdings, Inc.	RLI Corp.
Enstar Group Limited	Safety Insurance Group, Inc.
First American Financial Corporation	Selective Insurance Group, Inc.
Hilltop Holdings Inc.	State Auto Financial Corporation
Horace Mann Educators Corporation	The Hanover Insurance Group, Inc.
James River Group Holdings, Ltd.	United Fire Group, Inc.
Mercury General Corporation

National General Holdings Corporation was removed from the 2021 peer group, as it was acquired and is no longer publicly traded.
(4)
The following table reflects the adjustments made to the Summary Compensation Table to determine Compensation Actually Paid.

	2025		2024		2023		2022		2021
Adjustments	CEO	Average non- CEO NEOs	CEO	Average non- CEO NEOs	CEO	Average non- CEO NEOs	CEO	Average non- CEO NEOs	CEO	Average non- CEO NEOs
Summary Compensation Table Total	$7,865,929	$1,618,152	$5,426,566	$1,829,348	$4,162,926	$1,480,871	$3,940,313	$1,722,672	$5,147,655	$2,132,088
(-) Grant Date Fair Value of Stock Awards Granted in FY	$4,399,910	$582,530	$2,489,672	$764,037	$2,144,190	$602,729	$2,144,198	$786,920	$1,583,464	$533,345
(-) Grant Date Fair Value of Option Awards Granted in FY	$0	$0	$0	$0	$0	$0	$0	$58,070	$406,440	$120,859
(+) Stock Awards Granted in CFY and Unvested as of end of CFY	$4,322,395	$572,268	$2,734,830	$839,272	$3,080,733	$865,990	$1,422,695	$522,129	$2,371,330	$798,715
(+) Option Awards Granted in CFY and Unvested as of end of CFY	$0	$0	$0	$0	$0	$0	$0	$0	$1,254,522	$373,045
(+) Stock Awards Granted in Prior Years and Unvested as of end of CFY	$200,060	$47,960	$436,012	$118,462	$(685,382)	$(141,837)	$(1,154,548)	$(334,147)	$866,847	$141,439
(+) Option Awards Granted in Prior Years and Unvested as of end of CFY	$0	$0	$0	$0	$221,475	$51,955	$(2,806,312)	$(751,583)	$2,471,764	$639,508
(+) Stock Awards Granted in Prior Years and Vested during CFY	$42,648	$15,803	$69,646	$21,558	$24,358	$3,704	$(500,682)	$(67,164)	$(1,475)	$173,892
(+) Option Awards Granted in Prior Years and Vested during CFY	$0	$0	$42,009	$12,942	$402,738	$78,469	$(346,414)	$(93,194)	$(56,163)	$(14,531)
= Compensation Actually Paid	$8,031,122	$1,671,652	$6,219,391	$2,057,545	$5,062,657	$1,736,423	$(1,589,146)	$153,723	$10,064,576	$3,589,953

The following graphs illustrate the relationship between compensation actually paid and Company performance using the metrics within the Pay versus Performance Table.

The following table provides a list of the most important performance measures used to link compensation actually paid to Company performance.
Company-selected performance measures
Pre-Tax Margin
Company Total Revenue
Title Segment Operating Revenue
Title Market Share
Diluted EPS
Employee Engagement
Securities Authorized for Issuance under Equity Compensation Plans
The following table summarizes information relating to our common stock that may be issued under the Stewart Information Services Corporation 2020 Incentive Plan, as of December 31, 2025.
	Column (a)	Column (b)	Column (c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,049,738(1)	$42.36	1,111,924(2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,049,738	$42.36	1,111,924

(1)
Consists of 399,564 Stock Options unexercised that were granted from the Stewart Information Services Corporation 2018 Incentive Plan and 650,174 Restricted Stock Units, Performance Stock Units, and Stock Options unvested and/or unexercised that were granted from the Stewart Information Services Corporation 2020 Incentive Plan.

(2)
Includes 1,100,000 shares that the stockholders approved to be added to the Stewart Information Services Corporation 2020 Incentive Plan on May 8, 2024.

COMPENSATION COMMITTEE REPORT
To the Board of Directors of Stewart Information Services Corporation:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with the Company’s management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Members of the Compensation Committee
Karen R. Pallotta, Chair Thomas G. Apel William S. Corey Helen Vaid
Dated: March 19, 2026

PROPOSAL NO. 2
ADVISORY VOTE REGARDING THE COMPENSATION OF
STEWART INFORMATION SERVICES CORPORATION’S
NAMED EXECUTIVE OFFICERS
The Compensation Discussion and Analysis beginning on page 22 of this proxy statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation Committee and the Board of Directors for 2025 with respect to the CEO and other executive officers named in the Summary Compensation Table on page 39 (whom we refer to as the NEOs). The Board of Directors is asking stockholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”
The Board of Directors is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board of Directors value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our NEOs.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF STEWART INFORMATION SERVICES CORPORATION’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3
RATIFICATION OF THE APPOINTMENT OF
KPMG LLP
AS STEWART INFORMATION SERVICES CORPORATION’S
INDEPENDENT AUDITORS FOR 2026
KPMG LLP served as our principal independent auditors for our fiscal years ended December 31, 2025 and 2024. Our Audit Committee has reappointed KPMG LLP as our principal independent auditors for our fiscal year ending December 31, 2026. Our stockholders are being asked to vote to ratify the appointment of KPMG LLP. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection of KPMG LLP and will either continue to retain this firm or appoint new independent auditors. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests. We expect representatives of KPMG LLP to be present at the 2026 Annual Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.
Audit and Other Fees
The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of our last two fiscal years:
	Year Ended December 31
	2025	2024
Audit fees(1)	$3,656,998	$3,452,298
Audit-related(2)	$270,000	—
Tax fees	—	—
All other fees	—	—

(1)
Fees for the audit of our annual financial statements, the audit of the effectiveness of our internal controls over financial reporting, review of consolidated financial statements included in our Quarterly Reports on Form 10-Q, fees related to procedures performed in connection with the filing of Stewart’s registration statement and the issuance of comfort letters in 2025, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown.

(2)
Fees for professional services rendered by KPMG LLP for pre-implementation reviews of information technology systems, which evaluate system design and controls readiness.

The Audit Committee must preapprove all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors. Since May 6, 2003, the effective date of the SEC’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were preapproved by the Audit Committee. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that the subcommittee will present all decisions to grant preapprovals to the full Audit Committee at its next scheduled meeting.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS STEWART INFORMATION SERVICES CORPORATION’S INDEPENDENT AUDITORS FOR 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Board has established an Audit Committee (the “Committee”) of independent directors, which operates under a written charter adopted by the Board. The Charter is reviewed annually and is available in the “Corporate Governance” section of our web site: stewart.com/corporate-governance.
Under its charter, the primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities as to, among other duties: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the performance of the internal audit function of the Company; (iv) the Company’s financial and operational risk management; and (v) the Board’s evaluation and control of the Company’s risk profile.
The Company’s management team has primary responsibility for preparing the consolidated financial statements and for the Company’s financial reporting process. The Company’s independent registered public accountants, KPMG LLP (“KPMG”), are responsible for expressing an opinion on the Company’s consolidated financial statements, and whether such financial statements are presented fairly in accordance with U.S. generally accepted accounting principles.
Each year, the Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accountants and lead partner, including taking into account the opinions of management. In doing so, the Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication, objectivity and independence; and the desirability and potential impact of changing independent registered public accountants. Further, the Committee is involved in the selection of the lead partner of the independent registered public accountants who generally rotates every five years in accordance with SEC rules. The current lead partner was engaged in 2024. Based on its evaluation, the Committee believes that it is in the best interest of the Company and its stockholders to continue retention of KPMG as our independent registered public accountants.
The Committee reviews with the independent registered public accountants the scope of the external audit engagement, and oversees the internal audit, ethics and compliance functions, and regularly reviews the financial results prior to earnings announcements. The Committee regularly meets with the independent registered public accountants, the internal auditors, and the Chief Legal Officer, with and without management present, to discuss the results of their examinations and evaluations.
In this context, the Committee hereby reports as follows:
1.
The Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.
The Committee has discussed with KPMG the matters required to be discussed under the applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

3.
The Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered accountants’ communications with the Committee concerning independence and has discussed with KPMG their independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

In discharging its other primary functions, the Committee receives periodic reports from the Chief Legal Officer with respect to the Company’s compliance with legal and regulatory requirements; reviews with the Chief Legal Officer the status of major claims and litigation; meets with and reviews quarterly the activities of the internal auditors, particularly with respect to their continuous audit activities of independent agents and any matters specifically requested by management or the Committee; and reviews at least annually the Company’s risk profile. During 2025, the Committee also met quarterly with and received reports from the Company’s Chief Information Security Officer.

The undersigned members of the Committee have submitted this report:
Robert L. Clarke, Chair
William S. Corey
Deborah Matz
Manolo Sánchez
Helen Vaid
Dated: February 25, 2026

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 9, 2026, for:
•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our directors and director nominees;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 30,502,735 shares of common stock outstanding at March 9, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, or restricted stock units (RSUs) held by that person that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 9, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o Stewart Information Services Corporation, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056.
Beneficial Owner	Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Stockholders
BlackRock, Inc.	Common Stock	4,066,341(2)	13.33
50 Hudson Yards New York, NY 10001
FMR LLC	Common Stock	2,436,394(3)	7.99
245 Summer Street Boston, MA 02210
The Vanguard Group.	Common Stock	1,906,475(4)	6.25
100 Vanguard Blvd. Malvern, PA 19355
Allspring Global Investments Holdings, LLC.	Common Stock	1,649,809(5)	5.41
1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203
Dimensional Fund Advisors LP	Common Stock	1,598,002(6)	5.24
6300 Bee Cave Road, Building One Austin, TX 78746
Neuberger Berman Group LLC.	Common Stock	1,525,126(7)	5.00
1290 Avenue of the Americas New York, NY 10104

Named Executive Officers, Directors and Nominees	Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Frederick H. Eppinger†°	Common Stock	349,317(8)	1.15
Elizabeth K. Giddens	Common Stock	8,661(9)	*
David C. Hisey	Common Stock	162,545(10)	*
Erin Sheckler	Common Stock	8,244(11)	*
Ryan Swed	Common Stock	8,238(12)	*
Thomas G. Apel†°	Common Stock	42,391	*
C. Allen Bradley, Jr.†°	Common Stock	20,243	*
Robert L. Clarke†°	Common Stock	57,424	*
William S. Corey, Jr.†°	Common Stock	9,642	*
Deborah J. Matz†°	Common Stock	9,778	*
Matthew Morris†°	Common Stock	116,876	*
Karen R. Pallotta†°	Common Stock	10,405	*
Manolo Sánchez†°	Common Stock	11,805	*
Helen Vaid†°	Common Stock	4,493	*
All executive officers and directors as a group (17 persons)**	Common Stock	897,175	2.94

*
Less than 1%

**
Includes directors, nominees, and current executive officers

†
Director nominee

°
Current director

(1)
Unless otherwise indicated, the beneficial owner has sole voting and dispositive power with respect to all shares indicated.

(2)
BlackRock, Inc. reported sole voting power with respect to 4,023,706 of such shares and sole dispositive power with respect to 4,066,341 shares in its report on Schedule 13G/A filed January 21, 2026.

(3)
FMR LLC reported sole voting power with respect to 2,434,730 shares and sole dispositive power with respect to 2,436,394 shares and Abigail P. Johnson, the Director, the Chairman and the Chief Executive Officer of FMR LLC, reported sole dispositive power with respect to 2,436,394 shares in her report on Schedule 13G/A filed on November 5, 2025. According to the Schedule 13G/A, the reported shares include shares that are also beneficially owned by certain affiliates of FMR LLC.

(4)
The Vanguard Group reported shared voting power with respect to 25,042 shares, sole dispositive power with respect to 1,856,300 shares, and shared dispositive power with respect to 50,175 shares in its report on Schedule 13G/A filed February 13, 2024.

(5)
Allspring Global Investments Holdings, LLC reported sole voting power with respect to 1,596,444 shares and sole dispositive power with respect to 1,649,809 shares and Allspring Global Investments, LLC reported sole voting power with respect to 242,742 shares and sole dispositive power with respect to 1,648,147 shares in their report on Schedule 13G/A filed January 12, 2024.

(6)
Dimensional Fund Advisors LP reported sole voting power with respect to 1,556,500 shares and sole dispositive power with respect to 1,598,002 shares in its report of Schedule 13G/A filed on April 15, 2025.

(7)
Neuberger Berman Group LLC reported shared voting power with respect to 1,505,671 shares and shared dispositive power with respect to 1,525,126 shares and Neuberger Berman Investment Advisers LLC reported shared voting power with respect to 1,504,552 shares and shared dispositive power with respect to 1,523,327 shares in their report on Schedule 13G filed February 4, 2025.

(8)
The amount shown includes 187,424 vested and exercisable stock options. The amount shown does not include 95,289 unvested restricted stock units as of March 9, 2026.

(9)
The amount shown does not include 10,776 unvested restricted stock units as of March 9, 2026.

(10)
The amount shown includes 93,194 vested and exercisable stock options. The amount shown does not include 35,070 unvested restricted stock units as of March 9, 2026.

(11)
The amount shown does not include 13,611 unvested restricted stock units as of March 9, 2026.

(12)
The amount shown does not include 12,685 unvested restricted stock units as of March 9, 2026.

Delinquent Section 16(a) Reports
Each of our directors and certain officers is required to report to the SEC by a specified date, his or her transactions related to our Common Stock. Based solely on a review of the copies of reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our executive officers, directors and greater-than 10% beneficial owners were met during 2025.

CERTAIN TRANSACTIONS
Pursuant to the Stewart Code of Business Conduct and Ethics and the Company’s Code of Ethics for Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, each of which are available on our website at stewart.com/corporate-governance (together, the “Company Codes”), if any director or executive officer has a conflict of interest (direct or indirect, actual or potential) with the Company, such as any personal interest in a transaction involving the Company, the conflict must be fully, fairly and timely disclosed to the Company (either to the Board of Directors or the Company’s Chief Legal Officer, as provided for by the Company Codes). Conflicts of interest may include transactions between the Company and the immediate family of a director or executive officer, such as their spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and cohabitants. Any transaction involving an actual and material conflict of interest between the Company and any of its directors or executive officers is prohibited unless approved by the Audit Committee of the Board of Directors. A director with a conflict of interest must recuse himself or herself from participating in any decision to approve any such transaction. Furthermore, any material transaction between the Company and any holder of 5% or more of the Company’s voting securities is also prohibited unless approved by the Board of Directors. Additionally, the Company’s Audit Committee reviews and oversees all related party transactions as defined in Item 404 of Regulation S-K under the Exchange Act.
In 1986, the Company entered into a salary deferred compensation agreement with Malcolm S. Morris, the father of Matthew W. Morris who is one of our directors, pursuant to which he or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual deferred compensation payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $133,333 to him. For purposes of such agreement, the beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a beneficiary’s employment with us is terminated by reason of fraud, dishonesty, embezzlement or theft. Mr. Morris began receiving his payments in 2011 when he turned age 65. He receives his payment on or as soon as administratively feasible after his birthday each year and received his final payment under this arrangement in 2025.
The Company leases an office location from an entity that is owned by the father of Iain M. Bryant, one of our executive officers. The original lease was acquired by the Company in connection with its acquisition of ASK Services, Inc. in 2021 and was renewed on materially consistent terms on January 13, 2023 and November 13, 2025. The term of the current lease ends on March 31, 2031. From January 1, 2025 through the remaining term of the lease, the Company is obligated to pay a total of $1,030,159 under the lease agreement, with $190,487 of such amount having been paid with respect to fiscal year 2025.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
To be included in the proxy statement and form of proxy relating to our 2027 annual meeting of stockholders, proposals of Common Stockholders must comply with Rule 14a-8 of the Exchange Act and be received by us at our principal executive offices, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056, by November 25, 2026.
HOUSEHOLDING
To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials, including the Notice of Internet Availability of Proxy Materials, to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received a single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Stewart Information Services Corporation, Attention: Secretary, 1360 Post Oak Boulevard, Suite 100, Houston, Texas 77056 or at (713) 625-8100. For future annual meetings, you may request separate voting materials, or request that we send only one Notice or Internet Availability of Proxy Materials or, if applicable, set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

OTHER MATTERS
Except as set forth in this proxy statement, our management does not know of any other matters that may come before the 2026 Annual Meeting. However, if any matters other than those referred to above should properly come before the 2026 Annual Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.
If you wish to bring any item of business, except to nominate an individual for election as a director, which is addressed in the immediately following sentence, before the stockholders at our 2027 annual meeting of stockholders, you must provide notice of your intention to do so in accordance with the advance notice of business procedures set forth in the Company’s By-Laws no later than February 6, 2027 and no earlier than January 7, 2027. If you wish to nominate an individual for election as a director at our 2027 annual meeting of stockholders, you must provide notice of your intention to do so in accordance with the advance notice of nomination procedures set forth in the Company’s By-Laws no later than February 6, 2027 and no earlier than January 7, 2027. In addition, for any such nomination as a director to be included in the Company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), you must also satisfy the requirements set forth in under Rule 14a-19 under the Exchange Act.
By Order of the Board of Directors,
Elizabeth K. Giddens
Corporate Secretary
March 25, 2026

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/STC or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/STC 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. AProposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1.Election of Ten Directors: ForAgainst AbstainForAgainst AbstainForAgainst Abstain01- Thomas G. Apel02 - C. Allen Bradley, Jr.03 - Robert L. Clarke05- Frederick H.0604 - William S. Corey, Jr.- Deborah J. MatzEppinger, Jr.0807 - Matthew W. Morris- Karen R. Pallotta09- Manolo Sànchez10- Helen Vaid2. Approval of the compensation of Stewart Information ServicesForAgainst Abstain3. Ratification of the appointment of KPMG LLP as StewartForAgainst AbstainCorporation’s named executive officers (Say-on-Pay).Information Services Corporation’s independent auditorsfor 2026.Any other business that properly comes before the meeting.BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X

2026 Annual Meeting of Stewart Information Services Corporation StockholdersThursday, May 7, 2026 at 8:30 a.m. CTThe 2026 Annual Stockholders Meeting will be completely virtual.You may access the meeting online, vote your shares electronically and submit your questions during the meeting by visiting meetnow.global/MFYKR52.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/STCand at meetnow.global/MFYKR52. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Stewart Information Services CorporationNotice of 2026 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — May 7, 2026Elizabeth Giddens, David Hisey, and Julie Warnock, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stewart Information Services Corporation to be held on May 7, 2026 or at any postponement or adjournment thereof.Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the approval of the compensation of Stewart Information Services Corporation’s named executive officers, and FOR the ratification of KPMG LLP as the Company’s independent auditors for 2026 and in accordance with the discretion of the persons designated above, with respect to any other business that may properly come before the annual meeting.(Items to be voted appear on reverse side)C Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below.